UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HOTH THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HOTH THERAPEUTICS, INC.
1 Rockefeller Plaza, Suite 1039

New York, NY 10020

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 24, 2021

To the Shareholders of Hoth Therapeutics, Inc.:

The 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) of Hoth Therapeutics, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), will be held on Thursday, June 24, 2021, at 12:00 p.m. Eastern Time. The 2021 Annual Meeting will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the 2021 Annual Meeting by visiting www.virtualshareholdermeeting.com/HOTH2021.

In addition to voting by submitting your proxy prior to the 2021 Annual Meeting, you also will be able to vote your shares electronically during the 2021 Annual Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the 2021 Annual Meeting, the holders of our outstanding common stock will act on the following matters:

1. To elect members of the board directors to serve for a one-year term to expire at the 2022 annual meeting of shareholders;

2. To ratify the appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3. To approve an amendment to the Hoth Therapeutics, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares reserved for issuance thereunder to 3,671,926 shares from 1,671,926 shares; and

4. To transact such other business as may properly be brought before the 2021 Annual Meeting or any adjournment or postponement thereof.

Our Board unanimously recommends that you vote “FOR” the election of our Board’s director nominees (Proposal 1), “FOR” the proposal to ratify the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 2) and “FOR” the proposal to approve an amendment to the 2018 Plan to increase the number of shares reserved for issuance thereunder to 3,671,926 shares from 1,671,926 shares (Proposal 3).

Instead of mailing a printed copy of our proxy materials to all of our shareholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all shareholders. Accordingly, on or about May 13, 2021, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record on our books at the close of business on May 3, 2021, the record date for the 2021 Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

If you are a shareholder of record, you may vote in one of the following ways:

●	Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

●	Vote by Mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided;

●	Vote by phone by calling 1-800-690-6903; or

●	Vote online at the 2021 Annual Meeting at www.virtualshareholdermeeting.com/HOTH2021.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

The 2021 Annual Meeting will be a virtual shareholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The 2021 Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/HOTH2021 and entering your 16-digit control number (included on the Notice mailed to you).

Whether or not you plan to attend the 2021 Annual Meeting virtually, we urge you to take the time to vote your shares.

By Order of the Board of Directors,

/s/ Robb Knie
Robb Knie
Chief Executive Officer, President and Director

New York, NY
May 7, 2021

HOTH THERAPEUTICS, INC.
1 Rockefeller Plaza, Suite 1039

New York, NY 10020

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 24, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2021 ANNUAL MEETING TO BE HELD ON THURSDAY, JUNE 24, 2021

Copies of this proxy statement, the form of proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Annual Report”) are available without charge at www.ProxyVote.com, by telephone at 1-800-579-1639, by email to sendmaterial@proxyvote.com, or by notifying our Corporate Secretary, in writing, at Hoth Therapeutics, Inc., 1 Rockefeller Plaza, Suite 1039, New York, NY 10020.

The board of directors (“Board” or “Board of Directors”) of Hoth Therapeutics, Inc. (“Company,” “we,” “us,” or “our”) is soliciting the enclosed proxy for use at its 2021 annual meeting of shareholders (the “2021 Annual Meeting”). The 2021 Annual Meeting will be held on June 24, 2021 at 12:00 p.m. Eastern Time, and will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the 2021 Annual Meeting by visiting www.virtualshareholdermeeting.com/HOTH2021.

On or about May 13, 2021, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders (other than those who previously requested electronic or paper delivery of proxy materials), directing shareholders to a website where they can access our proxy materials, including this proxy statement and the 2020 Annual Report, and view instructions on how to vote. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

i

FREQUENTLY ASKED QUESTIONS

The following questions and answers present important information pertaining to the 2021 Annual Meeting:

Q: Why are we holding the 2021 Annual Meeting?

A: As a matter of good corporate practice, and in compliance with applicable corporate law and the Nasdaq Stock Market Rules, we hold a meeting of shareholders annually. This year’s meeting will be held on June 24, 2021. There will be at least three items of business that must be voted on by our shareholders at the 2021 Annual Meeting, and our Board is seeking your proxy to vote on these items. This proxy statement contains important information about us and the matters that will be voted on at the 2021 Annual Meeting. Please read these materials carefully so that you have the information you need to make informed decisions.

Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A: In accordance with the rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we may furnish proxy materials, including this proxy statement and our 2020 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which we will begin mailing to our shareholders on or about May 13, 2021, will instruct you as to how you may access and review all of the proxy materials over the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q: Who is entitled to vote?

A: Only shareholders of record as of the close of business on May 3, 2021 (the “Record Date”) will be entitled to notice of, and to vote at, the 2021 Annual Meeting. A list of shareholders eligible to vote at the 2021 Annual Meeting is available for inspection at any time up to the 2021 Annual Meeting. If you would like to inspect the list, please call our Corporate Secretary at (646) 756-2997 to arrange a visit to our offices.

Q: How many shares of common stock can vote?

A: There were 23,871,671 shares of common stock issued and outstanding as of the close of business on the Record Date. Each shareholder entitled to vote at the 2021 Annual Meeting may cast one vote for each share of common stock owned by him, her or it which has voting power upon each matter considered at the 2021 Annual Meeting.

Q: What may I vote on?

A: You may vote on the following matters:

1. the election of members of the Board to serve for a one-year term to expire at the 2022 annual meeting of shareholders;

2. the ratification of the appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3. an amendment to the Hoth Therapeutics, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares reserved for issuance thereunder to 3,671,926 shares from 1,671,926 shares; and

4. any other business that may properly come before the 2021 Annual Meeting and any adjournment or postponement thereof.

Q: Will any other business be presented for action by shareholders at the 2021 Annual Meeting?

A: Management knows of no business that will be presented at the 2021 Annual Meeting other than Proposals 1, 2 and 3. If any other matter properly comes before the 2021 Annual Meeting, the person named as proxy in the proxy card intends to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with his judgment on the matter.

Q: How does the Board recommend that I vote on each of the proposals?

A: Our Board recommends a vote “FOR” the director nominees (Proposal 1), “FOR” the ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 2) and “FOR” an amendment to the 2018 Plan to increase the number of shares reserved for issuance thereunder to 3,671,926  shares from 1,671,926 shares (Proposal 3).

Q: How do I vote my shares?

A: The answer depends on whether you own your shares of common stock directly (that is, you hold shares that show your name as the registered shareholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own your shares directly (i.e., you are a “registered shareholder”): your proxy is being solicited directly by us, and you can vote by mail, over the Internet, over the phone or you can vote at the 2021 Annual Meeting if you virtually attend the meeting.

If you wish to vote by mail, please do the following: (i) sign and date the proxy card, (ii) mark the boxes indicating how you wish to vote, and (iii) return the proxy card in the prepaid envelope provided. If you sign your proxy card but do not indicate how you wish to vote, the proxy will vote your shares “FOR” the director nominees, “FOR” the ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and “FOR” the amendment to the 2018 Plan to increase the number of shares reserved for issuance thereunder to 3,671,926 shares from 1,671,926 shares, and, in his discretion, on any other matter that properly comes before the 2021 Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote over the Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions until 11:59 p.m. Eastern Time on June 23, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. There may be costs associated with electronic access, such as usage charges from Internet access providers that must be paid by the shareholder. The Internet voting procedures are designed to authenticate a shareholder’s identity to allow a shareholder to vote his, her or its shares and confirm that his, her or its instructions have been properly recorded. Voting over the Internet authorizes the named proxy to vote your shares in the same manner as if you had submitted a validly executed proxy card.

If you wish to vote by telephone, you may vote by calling 1-800-690-6903.

If you wish to vote during the meeting, go to www.virtualshareholdermeeting.com/HOTH2021. You will be able to attend the 2021 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2021 Annual Meeting.

If you hold your shares through a broker, bank or other nominee: If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares virtually at the 2021 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares virtually at the 2021 Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting. See also “Will my shares be voted if I do not return my proxy?” below.

Q: What is a proxy?

A: A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Robb Knie, our Chief Executive Officer. He may act on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to virtually attend the 2021 Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q: Will my shares be voted if I do not return my proxy?

A: If your shares are registered directly in your name, your shares will not be voted if you do not vote by returning your proxy by mail, over the phone or over the Internet before the 2021 Annual Meeting or virtually at the 2021 Annual Meeting.

If your shares are held in “street name,” your brokerage firm, bank or other nominee may, under certain circumstances, vote your shares if you do not timely return your voting instructions. Brokers, banks or other nominees can vote their customers’ unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return voting instructions to your brokerage firm, bank or other nominee to vote your shares, your brokerage firm, bank or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.

Proposal 1, election of directors, is a non-discretionary matter. If you do not instruct your brokerage firm, bank or other nominee how to vote with respect to this proposal, your brokerage firm, bank or other nominee may not vote with respect to this proposal and those shares that would have otherwise been entitled to be voted will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank, brokerage firm or other nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

Proposal 2, ratification of the selection of our independent registered public accounting firm, is considered a discretionary matter, and your brokerage firm, bank or other nominee will be able to vote on this proposal even if it does not timely receive instructions from you, so long as it holds your shares in its name.

Proposal 3, amendment to the 2018 Plan, is a non-discretionary matter. If you do not instruct your brokerage firm how to vote with respect to this proposal, your brokerage firm may not vote with respect to this proposal and those shares that would have otherwise been entitled to be voted will be counted as “broker non-votes.”

We encourage you to timely provide voting instructions to your brokerage firm, bank or other nominee. This ensures that your shares will be voted at the 2021 Annual Meeting according to your instructions. You should receive directions from your brokerage firm, bank or other nominee about how to submit your voting instructions to them.

Q: What if I want to change my vote or revoke my proxy?

A: If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the 2021 Annual Meeting. To do so, you must do one of the following:

1. Vote over the Internet as instructed above. Only your latest Internet vote is counted. You may not revoke or change your vote over the Internet after 11:59 p.m. Eastern Time on June 23, 2021.

2. Sign a new proxy and submit it by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 who must receive the proxy card no later than June 23, 2021. Only your latest dated proxy will be counted.

3. Virtually attend the 2021 Annual Meeting and vote electronically at the meeting. Virtually attending the 2021 Annual Meeting alone will not revoke your Internet vote or proxy submitted by mail, as the case may be.

4. Give our Corporate Secretary written notice before or at the 2021 Annual Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm, or other nominee. You may also vote electronically at the 2021 Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a broker’s legal proxy as described in the answer to the question “How do I vote my shares?” above.

Q: What is a quorum?

A: The holders of a majority of the 23,871,671 shares of common stock outstanding as of the Record Date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the 2021 Annual Meeting. If you choose to have your shares represented by proxy at the 2021 Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the 2021 Annual Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the 2021 Annual Meeting until a quorum is present.

Q: What vote is required to approve each matter and how are votes counted?

A: The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(3)

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2021 Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)

Proposal No. 3: Approval of an increase in the number of shares of common stock reserved under the 2018 Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2021 Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None (5)	No(6)

(1) A vote marked as “ABSTAIN” will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2) A vote marked as “ABSTAIN” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(3) As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(4) As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

(5) A vote marked as “ABSTAIN” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(6) As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

Q: What if additional proposals are presented at the 2021 Annual Meeting?

A: We do not intend to bring any other matter for a vote at the 2021 Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the 2021 Annual Meeting, your proxy is authorized to vote on your behalf using his judgment.

Q: Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A: Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our non-employee directors will receive compensation for their service as described later in this Proxy Statement under the heading “Proposal 1: Election of Directors — Corporate Governance —  Non-Employee Director Compensation” and our officers and directors may be the recipient of future awards under the 2018 Plan as described later in this Proxy Statement under the heading “Proposal 3: Approval of Amendment to 2018 Equity Incentive Plan.”

Q: How many shares do the affiliates, directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A: Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within sixty days following the Record Date) of approximately 7.87% of our outstanding common stock and are expected to vote in favor of the election of the five director nominees set forth in this proxy statement, in favor of the ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2021 and in favor of an amendment to the 2018 Plan to increase the number of shares reserved for issuance thereunder to 3,671,926 shares from 1,671,926 shares.

Q: Who will count the votes?

A: Jane H. Springer, our Vice President of Operations, will serve as our inspector of elections and will count the votes cast by proxy and the votes cast in person at the 2021 Annual Meeting.

Q: Who can attend the 2021 Annual Meeting?

A: All shareholders are invited to attend the 2021 Annual Meeting.

Q: How do I attend the 2021 Annual Meeting?

A: The 2021 Annual Meeting will be held on June 24, 2021 at 12:00 p.m. Eastern Time in a virtual format online at www.virtualshareholdermeeting.com/HOTH2021.

Q: Why a virtual meeting?

A: We are pleased to offer our shareholders a completely virtual 2021 Annual Meeting, which provides worldwide access, improved communication and cost savings for our shareholders and the Company.

Q: What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A: We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Q: Are there any expenses associated with collecting the shareholder votes?

A: We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our shareholders. We do not anticipate hiring an agency to solicit votes from shareholders at this time; however, if we determine that such action would be appropriate or necessary, we would pay the cost of such service. Our officers and other employees may solicit proxies in person or by telephone but will receive no special compensation for doing so.

Q: Where can you find the voting results?

A: Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the 2021 Annual Meeting.

Q: Who is our Independent Registered Public Accounting Firm, and will they be represented at the 2021 Annual Meeting?

A: Withum served as our independent registered public accounting firm for the fiscal year ended December 31, 2020 and audited our financial statements for such fiscal year as of December 31, 2020. Withum has been selected by the audit committee to serve in the same role and to provide the same services for the fiscal year ending December 31, 2021. We expect that one or more representatives of Withum will be virtually present at the 2021 Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the 2021 Annual Meeting.

Q: How do I obtain an Annual Report on Form 10-K?

A: If you would like a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 that we filed with the SEC, we will send you one without charge. Please write to:

Hoth Therapeutics, Inc.

1 Rockefeller Plaza, Suite 1039

New York, New York 10020

Attn: Corporate Secretary

All of our SEC filings are also available free of charge under the heading “SEC Filings” in the “Investors” section of our website at www.hoththerapeutics.com.

PROPOSAL 1:
ELECTION OF DIRECTORS

Our Board currently consists of five directors, and their terms will expire at the 2021 Annual Meeting. Directors are elected at the annual meeting of shareholders each year and hold office until their resignation or removal or their successors are duly elected and qualified.

Robb Knie, Vadim Mats, David Sarnoff, Graig Springer and Wayne Linsley have each been nominated to serve as directors and have agreed to stand for election. If the nominees are elected at the 2021 Annual Meeting, then each nominee will serve for a one-year term expiring at the 2022 annual meeting of shareholders and until his successor is duly elected and qualified.

Under our Amended and Restated Bylaws, a plurality of the votes cast at the 2021 Annual Meeting is required to elect a nominee as a director. With respect to Proposal 1, you may vote FOR, AGAINST or ABSTAIN with respect to each director nominee. Any nominee receiving more votes FOR than AGAINST will be elected. If you ABSTAIN, your shares will be counted as present and entitled to vote for purposes of establishing a quorum but will not be counted for purposes of determining the number of votes cast. Proposal 1 is a non-discretionary matter. Therefore, if your shares are held by your brokerage firm, bank or other nominee in “street name” and you do not timely provide voting instructions with respect to your shares, your brokerage firm, bank or other nominee cannot vote your shares on Proposal 1. Shares held in “street name” by banks, brokerage firms, or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or AGAINST any nominee. As a result, such “broker non-votes” or voting to ABSTAIN will have no effect on the voting on Proposal 1.

If no contrary indication is made, proxies will be voted “FOR” Robb Knie, Vadim Mats, David Sarnoff, Graig Springer and Wayne Linsley or, in the event that any such individual is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

Recommendation of our Board

Our Board unanimously recommends that the shareholders vote “FOR” the election of all of our director nominees at the 2021 Annual Meeting.

Nominees for Election to the Board

Nominee	Age	Position(s)
Robb Knie	52	President, Chief Executive Officer and Director
Vadim Mats	37	Director
David Sarnoff	53	Director
Graig Springer	41	Director
Wayne Linsley	64	Director

Nominees for Election to the Board for a Term Expiring at the 2022 Annual Meeting of Shareholders

Robb Knie

Robb Knie has served as President and Chief Executive Officer and as a director of the Company since May 2017 and served as our principal financial and accounting officer from June 2018 until March 2019. Since October 15, 2020, Mr. Knie has served as the Chief Executive Officer, Chief Financial Officer and chairman of the board of directors of FoxWayne Enterprises Acquisition Corp. (Nasdaq: FOXW). Mr. Knie served as the President of Lifeline Industries Inc. since its inception in 1995. From 2002 to 2010 he was a Semiconductor Analyst for PAW Partners. From 1993 until 1995, Mr. Knie served as Northeast Regional Manager of American Express Financial Advisors. Mr. Knie has served as a board member for Nasdaq-listed companies. He has been featured on Bloomberg, The Wall Street Journal and Forbes Magazine as an Independent Equity Analyst. Mr. Knie has over 20 years of equity markets experience. Mr. Knie has been a member of the American Chemical Society, Institute of Electrical and Electronics Engineers, as well as The National Alliance for Youth Sports. We believe that Mr. Knie is qualified to serve as a director because of his business and leadership experience and experience as a board member of public companies in the healthcare industry.

Vadim Mats

Vadim Mats has served as a director of the Company since May 2017. Since March 2018, Mr. Mats has served as the Chief Financial Officer and Chief Operating Officer of Grand Private Equity, and since February 2018, he has served as the Founder and Managing Member of BESPOKECFO. From June 2010 to December 2016, Mr. Mats was Chief Financial Officer of Whalehaven Capital. Mr. Mats also served as the Assistant Controller at Eton Park Capital Management, LP, a multi-strategy fund, from July 2007 to December 2009. From June 2006 to July 2007, Mr. Mats was a Senior Fund Accountant at The Bank of New York Mellon (NYSE: BK), where he was responsible for over fifteen funds. From 2011 until March 2017, Mr. Mats served as Director and Chair of the Audit Committee of Wizard Entertainment Inc. (OTCQB: WIZD). Mr. Mats holds a master of science degree in accounting and finance and a bachelors degree in business administration specializing in finance and investments from the Zicklin School of Business at Bernard Baruch College. Further, Mr. Mats is a CAIA© Charterholder and a Certified Public Accountant in the State of New York. We believe that Mr. Mats is qualified to serve as a director because of his experience as a board member of a public company and his knowledge with respect to finance, accounting, tax, and operations matters.

David Sarnoff

David Sarnoff has served as a director of the Company since August 2018. Since June 2015, Mr. Sarnoff has served as the founder and Principal of Sarnoff Group, LLC, and since January 2019, he has served as the Director of Strategic Partnerships and Executive Leadership Coach at Loeb Leadership. From October 2003 until June 2015, Mr. Sarnoff served as the co-founder and Principal of Morandi, Taub & Sarnoff LLC, an executive search firm, and from July 1998 until October 2003 he served as a Legal Recruiter for Schneider Legal Search, Inc. From August 1994 until July 1998, Mr. Sarnoff served as a litigation associate attorney at Wachtel Missry LLP (formerly known as Gold & Wachtel LLP). Since July 2018, Mr. Sarnoff has served as a member of the advisory committee of the New Jersey Association of School Resource Officers. From January 2015 until January 2018, Mr. Sarnoff served as board President of Fort Lee Board of Education and served as a board member from January 2013 through January 2019. In September of 2020, Mr. Sarnoff was appointed to a three year term on the Diversity, Equity & Inclusion Committee of the New York City Bar Association. Mr. Sarnoff received his Juris Doctor from Rutgers University School of Law and his bachelor of arts from Hofstra University. Mr. Sarnoff is admitted to the New York and New Jersey (retired status) state bars. We believe that Mr. Sarnoff is qualified to serve as a director because of his legal experience as well as his extensive experience in executive leadership and business development.

Graig Springer

Graig Springer has served as a director of the Company since February 2020. Since April 2021, Mr. Springer has served as a Vice President for Brookfield Asset Management, Inc. (“Brookfield”) in their legal and regulatory department, and from August 2020 to April 2021, he served as a consultant to Brookfield. From May 2019 to August 2019, Mr. Springer assisted with product development and governance at Invesco U.S., an investment management company, and from December 2013 to May 2019, he served in various capacities at OppenheimerFunds, Inc., an investment management company acquired by Invesco U.S., including distribution compliance, product development and governance. Mr. Springer received his bachelor of arts from Columbia University and his Juris Doctor from Fordham University School of Law, and is Series 7 and Series 24 licensed. We believe that Mr. Springer is qualified to serve as a director because of his fifteen years of experience within the financial services industry, overseeing and advising firms’ compliance with federal rules and regulations.

Wayne Linsley

Wayne D. Linsley has served as a director of the Company since April 2020. Since September 2014, Mr. Linsley has served as the Vice President of Operations of CFO Oncall, Inc., and from 2011 to 2014 he served as the Director of Operations of CFO Oncall, Inc., a company that provides financial management and CFO services. Prior to CFO Oncall, Inc., Mr. Linsley served as the Managing Member of Flagship Advisory & Management Group, LLC, a management consulting firm, from 2010 to 2011. In addition, since 2019, Mr. Linsley has served as the Chief Executive Officer and sole owner of Executive Outsource Group, Inc., a company that provides financial reporting services. Mr. Linsley has served in various other capacities including Alternate Channels Manager of Mettel; Director of Channel Sales of Impsat, USA; National Accounts Manager of Venali, Inc; and Director of Sales of Broadview Networks. Since January 2020, Mr. Linsley has served as a member of the board of directors of Silo Pharma, Inc. (OTCQB: SILO). Mr. Linsley received his bachelor of business administration degree in accounting/business administration from Siena College. We believe Mr. Linsley is qualified to serve as a member of the Board because he has over forty years of business management experience including accounting, audit support and financial reporting.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our Company is managed for the long-term benefit of our shareholders. This section describes key corporate governance practices that we have adopted. We have adopted a Code of Business Conduct and Ethics which applies to all of our officers, directors and employees and charters for our audit committee, our compensation committee and our nominating and corporate governance committee. We have posted copies of our Code of Business Conduct and Ethics, as well as each of our committee charters, on the Corporate Governance page of the Investors section of our website, www.hoththerapeutics.com, which you can access free of charge. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

We will also provide copies of these documents as well as our other corporate governance documents, free of charge, to any shareholder upon written request to Hoth Therapeutics, Inc., 1 Rockefeller Plaza, Suite 1039, New York, NY 10020, Attn: Corporate Secretary.

Director Independence

Our board of directors has determined that a majority of the board consists of members who are currently “independent” as that term is defined under Nasdaq Listing Rule 5605(a)(2). The Board considers Wayne Linsley, Vadim Mats, David Sarnoff and Graig Springer to be “independent.”

Board Leadership Structure and Role in Risk Oversight

The Company does not have a formal policy regarding the separation of its Chair and Chief Executive Officer positions. Robb Knie serves as Chairman of the Board and Chief Executive Officer of the Company. Due to the size of our Company, we believe that this structure is appropriate. We believe that the fact that four of the five members of the Board are independent reinforces the independence of the Board in its oversight of our business and affairs, and provides for objective evaluation and oversight of management’s performance, as well as management accountability. Furthermore, the Board believes that Mr. Knie is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and is also the person most capable of effectively identifying strategic priorities and leading the discussion and execution of corporate strategy. In addition, the Board believes that the combined role of Chairman and Chief Executive Officer strengthens the communication between the Board and management. Further, as the individual with primary responsibility for managing day-to-day operations, Mr. Knie is best positioned to chair regular Board meetings and ensure that key business issues and risks are brought to the attention of our Board. We therefore believe that the creation of a lead independent director position is not necessary at this time.

Board Meetings

During the fiscal year ended December 31, 2020, our Board held one meeting. All of the directors attended every meeting of our Board. Our audit committee met four times and our compensation committee and our nominating and corporate governance committee did not meet during the fiscal year ended December 31, 2020. All of the directors attended every committee meeting.

Committees of Our Board of Directors

Our board of directors directs the management of our business and affairs, as provided by Nevada law, and conducts its business through meetings of the board of directors and its standing committees. We have a standing audit committee, compensation committee and nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of the board of directors when necessary to address specific issues.

Our board of directors has determined that all of the members of the audit committee, the compensation committee and the nominating and corporate governance committee are independent as defined under the applicable rules of The Nasdaq Capital Market, including, in the case of all of the members of our audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). In making such determination, the board of directors considered the relationships that each director has with our Company and all other facts and circumstances that the board of directors deemed relevant in determining director independence, including the beneficial ownership of our capital stock by each director.

Audit Committee

Our audit committee will be responsible for, among other things:

●	approving and retaining the independent registered public accounting firm to conduct the annual audit of our consolidated financial statements;

●	reviewing the proposed scope and results of the audit;

●	reviewing and pre-approval of audit and non-audit fees and services;

●	reviewing accounting and financial controls with the independent registered public accounting firm and our financial and accounting staff;

●	reviewing and approving transactions between us and our directors, officers and affiliates;

●	establishing procedures for complaints received by us regarding accounting matters;

●	overseeing internal audit functions, if any; and

●	preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our audit committee consists of Wayne Linsley, David Sarnoff and Graig Springer, with Wayne Linsley serving as chair. Each member of our audit committee meets the financial literacy requirements of the Nasdaq rules. In addition, our board of directors has determined that Wayne Linsley qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Our board of directors adopted a written charter for the audit committee, which is available on our principal corporate website at www.hoththerapeutics.com.

Compensation Committee

Our compensation committee is responsible for, among other things:

●	reviewing and recommending the compensation arrangements for management, including the compensation for our president and chief executive officer;

●	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	administering our stock incentive plans; and

●	preparing the report of the compensation committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our compensation committee consists of Wayne Linsley, Vadim Mats and David Sarnoff, with Wayne Linsley serving as chair.

Our board of directors adopted a written charter for the compensation committee, which is available on our principal corporate website at www.hoththerapeutics.com.

Nominating and Governance Committee

Our nominating and governance committee is responsible for, among other things:

●	identifying and nominating members of the board of directors;

●	developing and recommending to the board of directors a set of corporate governance principles applicable to our Company; and

●	overseeing the evaluation of our board of directors.

Our nominating and corporate governance committee consists of Vadim Mats, Graig Springer and David Sarnoff, with Vadim Mats serving as chair.

Our board of directors adopted a written charter for the nominating and corporate governance committee, which is available on our principal corporate website at www.hoththerapeutics.com.

Director Nominations Process

Our nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of shareholders, the nominating and corporate governance committee considers the criteria set forth in the nominating and corporate governance committee charter. Specifically, the nominating and corporate governance committee may take into account many factors, including personal and professional integrity, experience relevant to the Company’s industry, diversity of background and perspective including, but not limited to, with respect to gender and ethnicity and any other relevant qualifications, attributes or skills.

We consider diversity a meaningful factor in identifying director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider potential conflicts of interest with the candidates, other personal and professional pursuits, the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board or shareholders. The nominating and corporate governance committee also may, but need not, retain a third-party search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.

The nominating and corporate governance committee will also consider potential nominees submitted by shareholders in accordance with the procedures set forth in our Amended and Restated Bylaws and other processes adopted from time to time for submission of director nominees by shareholders, and such candidates will be considered and evaluated under the same criteria described above. Shareholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, Hoth Therapeutics, Inc., 1 Rockefeller Plaza, Suite 1039, New York, NY 10020.

Scientific Advisory Board

In July 2017, the board of directors formed a Scientific Advisory Board (formerly known as the Technology Advisory Board). The members of such board are as follows: (i) Dr. Richard Granstein, Dr. Mario Lacouture, Dr. William Weglicki, and Dr. Adam Friedman as Medical Doctor members and (ii) Dr. Andrew Herr, Dr. Jeanne Jordan, Dr. Mona Zaghloul, Dr. Michael Peters, Dr. Glenn Cruse, Dr. Vincent Njar and Sergio Traversa as Non-Medical Doctor members.

Code of Ethics and Code of Conduct

We adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website at www.hoththerapeutics.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on the “Investors-Corporate Governance” section of our website at www.hoththerapeutics.com or will be included in a Current Report on Form 8-K, which we will file within four business days following the date of the amendment or waiver.

Director Attendance at Annual Meetings

Our policy is that directors should attend our annual meetings of shareholders.

Shareholder Communications with our Board

Shareholders and other interested persons seeking to communicate with our Board must submit their written communications to our Corporate Secretary at Hoth Therapeutics, Inc., 1 Rockefeller Plaza, Suite 1039, New York, NY 10020. Such communications must include the number of Company securities owned, beneficially or otherwise, by the person issuing the communication. Our Secretary will forward such communications to the Board and to any individual member of our Board to whom any communication is specifically addressed. Our Board (and any individual director to whom the communication was specifically addressed) will determine what further steps are appropriate depending on the facts and circumstances outlined in the communication.

Non-Employee Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our board of directors and received compensation for such service during the fiscal year ended December 31, 2020. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2020.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Vadim Mats	30,000	-	36,597	-	-	-	66,597
Kenneth Rice(1)	22,500	-	-	-	-	-	22,500
Anthony Hayes(2)	8,736	-	-	-	-	-	8,736
David Sarnoff	30,000	-	36,597	-	-	-	66,597
Graig Springer(3)	25,055	9,999	36,597	-	-	-	71,651
Wayne Linsley(4)	33,264	9,999	36,597	-	-	-	79,860

(1) Kenneth Rice resigned as a member of the Company’s Board of Directors effective as of September 30, 2020.

(2) Anthony Hayes resigned as a member of the Company’s Board of Directors effective as of April 15, 2020.

(3) Graig Springer was appointed as a member of the Company’s Board of Directors effective as of February 28, 2020.

(4) Wayne Linsley was appointed as a member of the Company’s Board of Directors effective as of April 15, 2020.

As of December 31, 2020, options outstanding was 1,032,692, all of which were vested, and stock awards was 59,284, which as of the date of grant were vested.

Non-Employee Director Compensation Policy

Our directors receive $30,000 cash compensation per year for their service on the board of directors, as well as reimbursement for out-of-pocket expenses with respect to such directors’ attendance at meetings of the board of directors of the Company.

Committee chairs receive an additional one-time $6,000 cash compensation upon appointment for their added services in such roles.

In addition, in July 2020, non-employee directors received options to purchase up to 15,000 shares of the Company’s common stock at an exercise price of $3.05 per share.

AUDIT COMMITTEE REPORT

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our Board. The audit committee’s functions are more fully described in its charter, which is available on our website at www.hoththerapeutics.com.

In the performance of its oversight function, the audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2020 with management and with our independent registered public accounting firm. In addition, the audit committee has discussed the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, with Withum, our independent registered public accounting firm for the fiscal year ended December 31, 2020. The audit committee has also received and reviewed the written disclosures and the letter from Withum required by the applicable requirements of the PCAOB and has discussed with Withum their independence from us.

Based on the review and discussions referenced above, the audit committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Audit Committee:

Wayne Linsley

David Sarnoff

Graig Springer

The foregoing report of the audit committee does not constitute soliciting material and will not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Mr. Knie, whose biography is included under the heading “Proposal 1: Election of Directors” set forth above:

Name	Age	Position(s)
Robb Knie	52	President, Chief Executive Officer and Director
David Briones	45	Chief Financial Officer
Stefanie Johns	36	Chief Scientific Officer

David Briones

David Briones has served as Chief Financial Officer of the Company since March 2019 and has over nineteen years of public accounting and executive level experience. He consults with various public companies in financial reporting, internal control development and evaluation, budgeting and forecasting. Since May 2018, Mr. Briones has served as Executive Chair of Zovis Pharmaceuticals, and since October 2010, he has served as the managing member and founder of Brio Financial Group, LLC, a financial reporting consulting firm. In addition, since August 2013, Mr. Briones shas served as Chief Financial Officer of Petro River Oil Corp., an independent energy company focused on the exploration and development of conventional oil and gas assets. Mr. Briones also served as interim Chief Financial Officer of AdiTx Therapeutics, Inc. (Nasdaq: ADTX), a pre-clinical stage, life sciences company with a mission to prolong life and enhance life quality of transplanted patients from January 2018 to July 2020. From October 2017 to May 2018, Mr. Briones served as the Chief Financial Officer of Bitzumi, Inc., a Bitcoin exchange and marketplace. Prior to founding Brio Financial Group, LLC, Mr. Briones was an auditor with Bartolomei Pucciarelli, LLC in Lawrenceville, New Jersey and PricewaterhouseCoopers LLP in New York, New York. Since May 2020, Mr. Briones has served as a member of the board of directors of Unique Logistics International Inc (OTC Pink: UNQL). Mr. Briones received a bachelors of science degree in accounting from Fairfield University.

Stefanie Johns

Stefanie Johns has served as Chief Scientific Officer of the Company since September 2020. Prior to serving as our Chief Scientific Officer, from February 2019 to September 2020, Dr. Johns served as a member of the Company’s Scientific Advisory Board, and from May 2020 to September 2020, she served as a consultant of the Company. In addition, Dr. Johns has worked in the biopharmaceutical and medical device industries for more than eight years, and has experience spanning drug, biologic, medical device, and in vitro diagnostic device products in US and global markets. From January to September 2020, Dr. Johns served as Director, Regulatory Affairs of Enable Injections, Inc., and from January 2019 until January 2020, she served as Associate Director, Regulatory Affairs of Enable Injections, Inc., an investigational-stage company developing and manufacturing on-body subcutaneous infusion delivery systems. From December 2018 until August 2018, Dr. Johns served as Manager, Regulatory Strategy of Camargo Pharmaceutical Services, LLC (“Camargo”) and from July 2016 until August 2018, she served as Scientific Regulator Specialist of Camargo, a company specializing in complex drug development programs. From June 2013 through June 2016, Dr. Johns served as Regulatory Affairs and Design Assurance Associate of Meridian Bioscience Inc., a producer and distributor of diagnostic test kits. In addition, Dr. Johns previously served as Program Manager, Xavier Health Initiatives for Xavier University and a Graduate Research Assistant for the University of Cincinnati. Dr. Johns received her bachelors of science degree in biological sciences from Wright State University and her Ph.D. in biochemistry from the University of Cincinnati College of Medicine.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid or accrued during the fiscal year ended December 31, 2020 and 2019 to our principal executive officer and one additional officer (collectively, the “named executive officers”):

●	Robb Knie, Chief Executive Officer; and

●	Jane H. Springer, Vice President of Operations.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Robb Knie	2020	350,000	175,000	-	195,186	-	-	-	720,186
Chief Executive Officer and President	2019	350,000	175,000	-	1,050,858	-	-	-	1,575,858

Jane H. Springer	2020	175,000	40,000	-	109,792	-	-	-	324,792
Vice President of Operations	2019	123,780	-	-	210,172	-	-	-	333,952

(1)	The amounts reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718, Accounting for Stock Options and Other Stock-Based Compensation. These values have been determined under the principles used to calculate the grant date fair market value of equity awards for purposes of the Company’s financial statements.

(2)	Awards issued pursuant to the Company’s 2018 Equity Incentive Plan.

Outstanding Equity Awards at December 31, 2020

The following table provides information regarding option awards held by each of our named executive officers that were outstanding as of December 31, 2020. There were no stock awards or other equity awards outstanding as of December 31, 2020.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Robb Knie	250,000	-	$5.26	12/24/2029
	80,000	-	$3.05	7/21/2030
Jane H. Springer	50,000	-	$5.26	12/24/2029
	45,000	-	$3.05	7/21/2030

All options vested immediately on the dates of option grant.

Employment Agreements

Robb Knie Employment Agreement

On February 20, 2019, the Company entered into an amended and restated employment agreement (the “Employment Agreement”) with Robb Knie, the Company’s Chief Executive Officer in connection with our initial public offering (“IPO”). The term of the Employment Agreement will continue for a period of one year from the date of execution and automatically renews for successive one year periods at the end of each term until either party delivers written notice of their intent not to review at least six months prior to the expiration of the then effective term. Mr. Knie’s base salary was increased to $350,000 per year upon completion of the IPO. Mr. Knie is eligible to receive an annual bonus of up to $100,000 per year based on performance criteria at the discretion of the compensation committee of the Company. Mr. Knie is also entitled to participate in any and all Benefit Plans (as defined in the Employment Agreement), from time to time, in effect for senior executives, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time.

The Employment Agreement may be terminated upon (i) Mr. Knie’s death, (ii) Mr. Knie’s Total Disability (as defined in the Employment Agreement), (iii) expiration of the term if either party has provided a timely non-renewal notice, (iv) at Mr. Knie’s option (A) upon 90 days prior written notice; provided, however, Mr. Knie may terminate the Employment Agreement by providing written notice at any time within 40 days of the consummation of a Change in Control Transaction (as defined in the Employment Agreement) or (B) for Good Reason (as defined in the Employment Agreement); or (v) at the Company’s option (A) for Cause (as defined in the Employment Agreement) or (B) upon 90 days prior written notice without Cause (as defined in the Employment Agreement).

Upon the termination of Mr. Knie’s employment for any reason, whether by Mr. Knie or by the Company, Mr. Knie shall be paid accrued but unpaid compensation and vacation pay through the date of termination and any other benefits accrued to him under any Benefit Plans (as defined in the Employment Agreement) outstanding at the date of termination and the reimbursement of expenses incurred on or prior to such date (the “Severance Package”). In addition to the Severance Package, upon Mr. Knie’s termination for death or Total Disability (as defined in the Employment Agreement), Mr. Knie or his estate or beneficiaries, as applicable, shall receive (i) 12 months base salary at the then current rate; (ii) if Mr. Knie elects continuation coverage for group health coverage pursuant to COBRA Rights (as defined in the Employment Agreement), then for a period of twelve (12) months following termination, Mr. Knie will be obligated to pay only the portion of the full COBRA Rights cost of the coverage equal to an active employee’s share of premiums (if any) for coverage for the respective plan year; and (iii) payment on a pro-rated basis of any annual bonus or other payments earned in connection with any bonus plan to which the Mr. Knie was a participant as of the date of death or Total Disability. Upon Mr. Knie’s termination for Good Reason (as defined in the Employment Agreement), without Cause (as defined in the Employment Agreement) or Mr. Knie’s termination upon 90 days prior written notice to the Company or notice to the Company within 40 days of the consummation of a Change in Control Transaction (as defined in the Employment Agreement), in addition to the Severance Package, Mr. Knie shall receive (i) 12 months base salary at the then current rate, (ii) payment on a pro-rated basis of any annual bonus or other payments earned in connection with any bonus plan to which the Mr. Knie was a participant as of the date of termination, (iii)  if Mr. Knie elects continuation coverage for group health coverage pursuant to COBRA Rights (as defined in the Employment Agreement), then for a period of twelve (12) months following termination, Mr. Knie will be obligated to pay only the portion of the full COBRA Rights cost of the coverage equal to an active employee’s share of premiums (if any) for coverage for the respective plan year; and (iv) any equity grants to Mr. Knie shall be immediately vested upon termination. The Employment Agreement also contains covenants prohibiting Mr. Knie from disclosing confidential information with respect to the Company.

Jane Springer Employment Agreement

On November 12, 2019, the Company entered into an Amended and Restated Employment Agreement (the “Springer Employment Agreement”) with Jane Springer pursuant to which Mrs. Springer will continue to serve as Vice President of Operations of the Company. The term of the Springer Employment Agreement will continue for a period of one year from the date of execution and automatically renews for successive one year periods at the end of each term until either party delivers written notice of their intent not to review at least 30 days prior to the expiration of the then effective term. Pursuant to the terms of the Springer Employment Agreement, Mrs. Springer’s base salary was increased to $175,000, and Mrs. Springer shall continue be entitled to earn a bonus, subject to the sole discretion of the Company’s Board. In addition, Mrs. Springer shall continue be eligible to receive awards pursuant to the Company’s equity incentive plans, subject to the sole discretion of the Company’s compensation committee. Mrs. Springer is also entitled to participate in any and all Employee Benefit Plans (as defined in the Springer Employment Agreement), from time to time, that are then in effect along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time.

The Springer Employment Agreement may be terminated by either the Company or Mrs. Springer at any time and for any reason upon 10 days prior written notice. Upon termination of the Springer Employment Agreement, Mrs. Springer shall be entitled to (i) any equity award that has vested prior to the termination date, (ii) reimbursement of expenses incurred on or prior to such termination date and (iii) such employee benefits to which Mrs. Springer may be entitled as of the termination date (collectively, the “Accrued Amounts”). The Springer Employment Agreement shall also terminate upon Mrs. Springer’s death or the Company may terminate Mrs. Springer’s employment upon her Disability (as defined in the Springer Employment Agreement). Upon the termination of Mrs. Springer’s employment for death or Disability, Mrs. Springer shall be entitled to receive the Accrued Amounts. The Springer Employment Agreement also contains covenants prohibiting Mrs. Springer from disclosing confidential information with respect to the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions during our fiscal years ended December 31, 2020 and December 31, 2019 to which we have been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in proxy statement and Annual Report on Form 10-K. We are not otherwise a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

Laidlaw & Company (UK) Ltd.

On February 14, 2019, we entered into an underwriting agreement with Laidlaw & Company (UK) Ltd. (“Laidlaw”) pursuant to which we paid Laidlaw a fee in the amount of 7% of the gross proceeds of the IPO, or $490,000. We also reimbursed Laidlaw for certain out-of-pocket expenses, including the fees and disbursements of their counsel, up to an aggregate of $200,000. In addition, Laidlaw received five-year warrants to purchase 50,000 shares of our common stock at an exercise price of $7.00 per share.

On August 16, 2019, we consummated a private offering of units which each unit consisting of one share of our common stock and a warrant to purchase one-half share of our common stock. In connection with the offering, we paid Laidlaw a fee of $294,454.40. In addition, Laidlaw received five-year warrants to purchase 61,113 shares of our common stock at an exercise price of $5.00 per share.

On March 26, 2020, we entered into an underwriting agreement with Laidlaw pursuant to which we paid Laidlaw a fee in the amount of 8% of the gross proceeds of our sale of 1,449,275 shares of common stock, or approximately $400,000. We also reimbursed Laidlaw approximately $50,000 for management fee and certain out-of-pocket expenses, including the fees and disbursements of their counsel in an amount equal to $25,000. In addition, Laidlaw received a warrant to purchase 72,464 shares of our common stock at an exercise price of $4.14 per share.

AIkido Pharma Inc.

In connection with the sale of 1,700,000 the shares of common stock, on June 30, 2017, we entered into a registration rights agreement (“AIkido RRA”) with AIkido Pharma Inc. f/k/a Spherix Incorporated (“AIkido”), a company in which Anthony Hayes, a former member of our board of directors, is the Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer and member of the board of directors, pursuant to which we agreed, among other things, to file with the SEC a registration statement on Form S-1 under the Securities Act of 1933, as amended (“Securities Act”), that covers the resale of 1,700,000 shares of common stock issued to AIkido pursuant to a securities purchase agreement between us and AIkido and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (the “AIkido Registrable Securities”). Pursuant to the AIkido RRA, we are obligated to use our best efforts to have the registration statement declared effective by the SEC as soon as practicable after it is filed with the SEC, but in no event later than the applicable Effectiveness Date. “Effectiveness Date” means with respect to the initial registration statement required to be filed pursuant to the AIkido RRA, the 18 month anniversary of the closing date of the transactions contemplated by the securities purchase agreement and, with respect to any additional registration statements which may be required pursuant to the AIkido RRA, the earliest practical date on which we are permitted to go effective on such additional registration statement; provided, however, that, in the event we are notified by the SEC that one or more of the above registration statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such registration statement shall be the fifth trading day following the date on which we are so notified if such date precedes the dates otherwise required above. In addition, pursuant to the terms of the AIkido RRA, without the consent of AIkido, neither we nor any of our security holders may include our securities in any registration statements other than the AIkido Registrable Securities. Furthermore, subject to certain exemptions, if at any time during the Effectiveness Period there is not an effective registration statement covering all of the AIkido Registrable Securities and we shall determine to prepare and file with the SEC a registration statement relating to an offering for our own account or the account of others under the Securities Act of any of our equity securities, then we shall deliver to AIkido a written notice of such determination and, if within 15 days after the date of the delivery of such notice, AIkido notifies us in writing, we must include in such registration statement all or any part of such AIkido Registrable Securities requested to be registered by AIkido.

In addition, we entered into a lock-up leak-out agreement with AIkido pursuant to which AIkido and its affiliates have agreed to not take certain actions, including exercising their registration rights, until the 36 month anniversary of the IPO. Furthermore, on March 7, 2021, AIkido entered into a lock-up agreement pursuant to which it agreed, subject to certain exception, not to, among other things, (i) offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition) of any shares of our common stock or common stock equivalents; (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of our securities; (iii) engage in any short selling of our common stock; or (iv) make any demand for or exercise any right with respect to, the registration of any shares of our common stock or common stock equivalents until the 12 month anniversary of the effective date of the lock-up agreement.

Pursuant to such agreement and the AIkido RRA, we have registered an aggregate of 170,000 of the AIkido Registrable Securities for resale on registration statements on Form S-1.

Alderaan Group, LLC

On January 1, 2019, we entered into a Project Management Agreement with Alderaan Group, LLC (“Alderaan”), a company in which Kenneth Rice, a former member of our board of directors, is the Chief Executive Officer. Pursuant to the terms of the Project Management Agreement, Alderaan provided us with certain services including assistance with certain clinical trials of BioLexa, non-clinical work, material production and stability studies, expansion efforts with respect to intellectual property and provided support with respect to our acquisition efforts. During the years ended December 31, 2020 and 2019, we paid Alderaan an aggregate of $113,667 and $142,500, respectively, pursuant to such agreement. The agreement was terminated on July 29, 2020.

Related Person Transaction Policy

We have adopted a formal policy regarding approval of transactions with related parties. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds the lesser of $120,000 or 1% of our total assets at the end of our last completed fiscal year. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

PROPOSAL 2: RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Withum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and our Board has directed that management submit the appointment of Withum as the Company’s independent registered public accounting firm for ratification by the shareholders at the 2021 Annual Meeting. Representatives of Withum are expected to be virtually present at the 2021 Annual Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions. Withum was appointed to serve as our independent registered public accounting firm in February 2018.

Shareholder ratification of the appointment of Withum as the Company’s independent registered public accounting firm is not required law. However, our Board is submitting the audit committee’s appointment of Withum to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its shareholders.

Independent Registered Public Accountant’s Fee

The following table sets forth the aggregate fees billed by Withum as described below:

	2020	2019
Audit Fees	$91,567	$152,011
Audit Related Fees	-	6,232
Tax Fees	-	-
All Other Fees	-	-
Total	91,567	158,243

Audit Fees: Audit fees consist of fees billed for professional services performed by Withum for the audit of our annual consolidated financial statements, the review of interim consolidated financial statements, and related services that are normally provided in connection with registration statements.

Audit-Related Fees: Audit related fees may consist of fees billed by an independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. There were no such fees incurred by the Company in the fiscal year ended December 31, 2020.

Tax Fees: Tax fees may consist of fees for professional services, including tax compliance performed by Withum. There were no such fees incurred by the Company in the fiscal years ended December 31, 2020 and 2019.

All Other Fees: There were no such fees incurred by the Company in the fiscal years ended December 31, 2020 and 2019.

Pre-Approval Policies and Procedures

In accordance with the Sarbanes-Oxley Act of 2002, as amended, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members. In the fiscal years ended December 31, 2020 and 2019 all of the services performed by our independent registered public accounting firm were pre-approved by the audit committee.

Recommendation of our Board

Our Board recommends a vote “FOR” the ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

PROPOSAL 3: APPROVAL OF AMENDMENT TO 2018 EQUITY INCENTIVE PLAN

Summary

Our Board of Directors and shareholders adopted the 2018 Plan on May 4, 2018. We initially authorized the issuance of up to 4,000,000 shares of common stock under the 2018 Plan. On February 13, 2019, we filed a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada to effectuate a 1-for-4 reverse stock split. Following the reverse stock split, up to 1,000,000 shares of common stock were authorized for issuance under the 2018 Plan. The total number of authorized shares was increased to 1,671,926 shares of common stock in 2021 as a result of the Evergreen Provision (as defined below).

On April 23, 2021, our Board of Directors approved an amendment to the 2018 Plan, subject to approval by our shareholders. The Board amended the 2018 Plan to provide for, and submits to our shareholders for approval, an increase in the number of shares of common stock that may be issued under the 2018 Plan by 2,000,000 shares. The additional shares will increase the total shares of common stock reserved for issuance under the 2018 Plan to an aggregate of 3,671,926 shares.

As of May 3, 2021, excluding the requested share increase, there were 183,061 shares of common stock available for issuance under the 2018 Plan.

Our administrator may grant incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards to participants to acquire shares of our common stock under the 2018 Plan.

The closing price per-share of our common stock as reported on The Nasdaq Capital Market on May 3, 2021 was $1.54. The following table sets forth, as of May 3, 2021, the approximate number of each class of participants eligible to participate in the 2018 Plan and the basis of such participation.

Class and Basis of Participation	Approximate Number of Class
Employees	4
Directors (1)	5
Independent Contractors	21

(1)	One of the five directors is an employee of the Company

Reasons for the Proposed Amendment

As described above, we are seeking shareholder approval of an amendment to increase the number of shares issuable pursuant to the 2018 Plan by 2,000,000 shares. In determining the amount of the increase contemplated by the proposed amendment to the 2018 Plan, the Board has taken into consideration the fact that, excluding the requested share increase, as of May 3, 2021, there were approximately 35,473,032 shares of our common stock outstanding on a fully-diluted basis, and the Board believes that this fully-diluted number, rather than the number of outstanding shares of the Company, is the relevant number in determining the appropriate number of shares available under the 2018 Plan. Assuming the approval of this increase, the total number of shares of our common stock available for issuance under the 2018 Plan will be 3,671,926, which represents approximately 10.58% of our common stock as calculated on a fully-diluted basis.

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees, non-employee directors and certain advisors and consultants. Upon shareholder approval of the amendment, additional shares of common stock will be reserved for issuance under the 2018 Plan, which will enable us to continue to grant equity awards to our officers, employees, consultants, advisors and non-employee directors at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for all our shareholders. Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other shareholders. Equity awards are a key component of our incentive compensation program. We believe that option grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of shareholders, and focusing key employees on our long-term growth. We anticipate that option grants and other forms of equity awards such as restricted stock awards may become an increasing component in similarly motivating our consultants and advisors.

Approval of the amendment to the 2018 Plan will permit us to continue to use stock-based compensation to align shareholder and employee interests and to motivate employees and others providing services to us.

We Manage Our Equity Incentive Award Use Carefully and Dilution Is Reasonable

Our compensation committee carefully monitors our total dilution and equity expense to ensure that we maximize shareholder value by granting only the appropriate number of equity awards necessary to attract, retain and motivate employees and other service providers.

●	Based on historical usage and our internal growth plans, we expect that the proposed increase of shares to be reserved for issuance under the 2018 Plan to 3,671,926 would be sufficient for grants of awards until approximately 2023, assuming no further increase in the 2018 Plan as a result of the Evergreen Provision and assuming we continue to grant awards in a manner consistent with our historical usage and current practices, as reflected in our recent historical burn rate discussed below, and noting that future circumstances may require us to change our current equity grant practices. If the adoption of the amendment to increase the number of shares reserved for issuance under the 2018 Plan is approved, the share reserve under the 2018 Plan could last for a longer or shorter period of time, depending on our future equity grant practices, which we cannot predict with any degree of certainty at this time.

The following table shows certain key equity metrics over the past two fiscal years:

Key Equity Metrics	2020	2019
Equity burn rate(1)	2.07	6.17
Overhang(2)	7.4%	9.9%

(1)	Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the weighted-average number of shares outstanding during the period.

(2)	Overhang is calculated by dividing the sum of (x) the number of shares subject to equity awards outstanding at the end of the fiscal year and (y) the number of shares available for future grants, by the number of shares outstanding at the end of the fiscal year.

●	If the adoption of the amendment to increase the number of shares reserved for issuance under the 2018 Plan is approved, the issuance of the shares to be reserved under the 2018 Plan would dilute existing shareholders by an additional 5.8% on a fully diluted basis, based on the number of shares of our common stock outstanding as of May 3, 2021.

●	As described in the table above, the total aggregate equity value of the shares being requested for the increase in authorized shares under the 2018 Plan, based on the closing price of our common stock on May 3, 2021, is $3.08 million.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Board has determined that the proposed adoption of the increase in the number of shares authorized for issuance under the 2018 Plan is reasonable and appropriate at this time.

Summary of the Hoth Therapeutics, Inc. 2018 Equity Incentive Plan

The following is a summary of the current material features of the 2018 Plan. This summary is qualified in its entirety by the full text of the 2018 Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Share Reserve

The 2018 Plan currently authorizes the issuance of 1,671,926 shares of common stock. As of May 3, 2021, awards covering an aggregate of 1,488,865 shares have been granted under the 2018 Plan and 183,061 shares were available for future awards under the 2018 Plan.

The 2018 Plan contains an “evergreen” provision (the “Evergreen Provision”) which allows for an annual increase in the share limit and the incentive stock option (“ISO”) limit on the first day of each fiscal year commencing on January 1, 2019. The annual share limit and ISO limit increase shall be equal to the lowest of:

●	250,000 shares of common stock;

●	5% of the number of shares of our common stock outstanding as of such date; and

●	an amount determined by the Committee (as defined below).

The shares underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2018 Plan. No fractional shares may be issued under the 2018 Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant.

Administration

The 2018 Plan is administered by the Board’s compensation committee (“Committee”). With respect to certain awards issued under the 2018 Plan, the members of the Committee also must be “Non-Employee Directors” under Rule 16b-3 of the Exchange Act. Subject to the terms of the 2018 Plan, the Committee has the sole discretion, among other things, to:

●	Select the individuals who will receive awards;

●	Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);

●	Correct any defect, supply any omission, or reconcile any inconsistency in the 2018 Plan or any award agreement;

●	Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2018 Plan;

●	Permit a participant to defer compensation to be provided by an award; and

●	Interpret the provisions of the 2018 Plan and outstanding awards.

The Committee may suspend vesting, settlement, or exercise of awards pending a determination of whether a selected participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). Awards may be subject to any policy that the Board may implement with respect to the recoupment of compensation (referred to as a “clawback” policy). The members of the Board, the Committee and their delegates shall be indemnified by the Company to the maximum extent permitted by applicable law for actions taken or not taken regarding the 2018 Plan. In addition, the Committee may use the 2018 Plan to issue shares under other plans or sub-plans as may be deemed necessary or appropriate, such as to provide for participation by non-U.S. employees and those of any of our subsidiaries and affiliates.

Eligibility

Employees, consultants and non-employee Board members of the Company and certain of our affiliated companies are eligible to receive awards under the 2018 Plan. The Committee determines, in its discretion, the selected participants who will be granted awards under the 2018 Plan.

Awards

The 2018 Plan provides for the issuance of ISOs, nonstatutory stock options (“NQSOs”), restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), and other equity awards and/or cash awards to selected participants.

Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The Committee will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant of the stock option (or 110% of fair market value in the case of ISOs granted to ten percent shareholders). The exercise price of each stock option granted under the 2018 Plan must be paid in full at the time of exercise, either with cash, or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the Committee. Stock options granted under the 2018 Plan may be either ISOs or NQSOs. The exercise period of an option may not exceed ten years from the date of grant; provided, however, that the exercise period of an ISO granted to a ten percent shareholder may not exceed five years.

SARs. A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant), the vesting and the term of the SAR. Settlement of a SAR may be in shares of common stock or in cash, or any combination thereof, as the Committee may determine. SARs may not be repriced or exchanged without shareholder approval.

Restricted Stock. A restricted stock award is the grant of shares of our common stock to a selected participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the selected participant as determined by the Committee. The Committee also will determine any other terms and conditions of an award of restricted stock.

RSUs. RSUs are the right to receive an amount equal to the fair market value of the shares covered by the RSU at some future date after the grant. The Committee will determine all of the terms and conditions of an award of RSUs. Payment for vested RSUs may be in shares of common stock or in cash, or any combination thereof, as the Committee may determine. RSUs represent an unfunded and unsecured obligation for us, and a holder of a stock unit has no rights other than those of a general creditor.

Other Awards. The 2018 Plan also provides that other equity awards, which derive their value from the value of our shares or from increases in the value of our shares, may be granted. In addition, cash awards may also be issued. Substitute awards may be issued under the 2018 Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

Limited Transferability of Awards

Awards granted under the 2018 Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the Committee may in its discretion permit the transfer of awards other than ISOs.

Equitable Adjustments

In the event of a subdivision of outstanding shares of common stock, a declaration of a dividend payable in shares of common stock, a declaration of a dividend payable in a form other than shares of common stock in an amount that has a material effect on the price of shares of common stock, a combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise) into a lesser number of such shares, a stock split, a reverse stock split, a reclassification or other distribution of shares of common stock without the receipt of consideration by us, a recapitalization, a combination, a spin-off or a similar occurrence, the Committee shall make equitable and proportionate adjustments to: (i) the share limits and ISO limits specified in the 2018 Plan; (ii) the number and kind of securities available for awards (and which can be issued as ISOs); (iii) the number and kind of securities covered by each outstanding award; (iv) the exercise price of each outstanding option, SAR and other equity award; and (v) the number and kind of outstanding securities issued under the 2018 Plan.

Change in Control

In the event that we are a party to a merger or other reorganization or similar transaction, outstanding 2018 Plan awards will be subject to the agreement pertaining to such merger or reorganization. Such agreement may provide for, without limitation, and subject to the consummation of the applicable transaction, (i) the continuation of the outstanding awards by us if we are a surviving corporation, (ii) the assumption or substitution of the outstanding awards by the surviving entity or its parent, (iii) full exercisability and/or full vesting of outstanding awards, (iv) cancellation of outstanding awards either with or without consideration, or (v) the mandatory exercise or conversion of awards into shares of common stock and/or cash, whether by net exercise or otherwise, in all cases with or without consent of the selected participant. The Committee will decide the effect of a change in control of the Company on outstanding awards.

Term of 2018 Plan

The 2018 Plan will remain in effect until the earlier of (i) May 4, 2028 and (ii) the date upon which the 2018 Plan is terminated pursuant to its terms, and in any event subject to the maximum share limit of the 2018 Plan.

Amendment and Termination of 2018 Plan

The Board generally may amend or terminate the 2018 Plan at any time and for any reason, except that it must obtain shareholder approval of material amendments to the extent required by applicable laws, regulations or rules. In addition, no such amendment or termination (or amendment of an executed award agreement) shall be made which would materially impair the rights of any participant, without such participant’s written consent, with respect to any then-outstanding award.

Certain U.S. Federal Income Tax Consequences

The following summary of certain U.S. federal income tax consequences of the 2018 Plan is based upon U.S. federal income tax laws in effect as of April 23, 2021. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

NQSOs. The grant of a NQSO under the 2018 Plan will not result in any U.S. federal income tax consequences to the participant or to the Company. Upon exercise of a NQSO, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of common stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for U.S. federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code), including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain realized by the participant.

ISOs. The grant of an ISO under the 2018 Plan will not result in any U.S. federal income tax consequences to the participant or to the Company. A participant recognizes no U.S. federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Other Awards. Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when common stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) Limitation. In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain “covered employees” (including the Chief Executive Officer or certain other executive officers) exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. Thus, the aggregate compensation in excess of $1 million attributable to awards to “covered employees” within the meaning of Section 162(m) of the Code shall not be permitted to be deducted by the Company in most circumstances.

Recommendation of our Board

Our Board recommends a vote “FOR” an amendment to the 2018 Plan to increase the number of shares reserved for issuance thereunder to 3,671,926 shares from 1,671,926 shares.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our capital stock outstanding as of the Record Date by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our shares of common stock;

●	each of our directors and director nominees;

●	each of our named executive officers; and

●	all of our directors and named executive officers as a group.

The percentage ownership information is based on 23,871,671 shares of common stock outstanding as of the Record Date. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules attribute beneficial ownership of securities as of a particular date to persons who hold options or warrants to purchase shares of common stock and that are exercisable within 60 days of such date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Hoth Therapeutics, Inc., 1 Rockefeller Plaza, Suite 1039, New York, NY 10020.

Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage
Directors and Named Executive Officers:
Robb Knie	1,363,259	(1)	5.58%
Vadim Mats	120,500	(2)	*
Wayne Linsley	49,380	(3)	*
David Sarnoff	107,291	(4)	*
Jane H. Springer	322,197	(5)	1.33%
Graig Springer	322,197	(6)	1.33%
All Named Executive Officers and Directors as a Group (6 persons)	1,962,627		7.87%
5% or Greater Shareholders :
Intracoastal Capital LLC (7) 245 Palm Trail Delray Beach, FL 33483	2,482,859	(8)	9.81%
Ionic Ventures, LLC (9) 3053 Fillmore St, Suite 256 San Francisco, CA 94123	1,237,625	(10)	5.10%
Armistice Capital Master Fund Ltd. (11) c/o Armistice Capital, LLC 510 Madison Avenue, 7th Floor New York, NY 10022	1,221,092	(12)	4.99%
Richard Abbe (13)	1,265,822	(14)	5.30%

(1)	Includes options to purchase up to 555,000 shares of the Company’s common stock.

(2)	Includes options to purchase up to 83,000 shares of the Company’s common stock.

(3)	Includes options to purchase up to 48,000 shares of the Company’s common stock. Excludes 1,953 shares of common stock which are subject to vesting.

(4)	Includes options to purchase up to 83,000 shares of the Company’s common stock. Excludes 709 shares of common stock which are subject to vesting.

(5)	Includes (i) 27,817 shares of the Company’s common stock held by Jane H. Springer, (ii) options to purchase up to 245,000 shares of the Company’s common stock held by Jane H. Springer, (iii) options to purchase up to 48,000 shares of the Company’s common stock held by Graig Springer and (iv) 1,380 shares of the Company’s common stock held by Graig Springer. Excludes 1,953 shares of the Company’s common stock held by Graig Springer which are subject to vesting. Graig Springer is the spouse of Jane H. Springer.

(6)	Includes (i) 1,380 shares of the Company’s common stock held by Graig Springer, (ii) options to purchase up to 48,000 shares of the Company’s common stock held by Graig Springer, (iii) 27,817 shares of the Company’s common stock held by Jane H. Springer and (iv) options to purchase up to 245,000 shares of the Company’s common stock held by Jane H. Springer. Excludes 1,953 shares of the Company’s common stock held by Graig Springer which are subject to vesting. Jane H. Springer is the spouse of Graig Springer.

(7)	Mitchell P. Kopin (“Mr. Kopin”) and Daniel B. Asher (“Mr. Asher”), each of whom are managers of Intracoastal Capital LLC (“Intracoastal”), have shared voting control and investment discretion over the securities reported herein that are held by Intracoastal. As a result, each of Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities reported herein that are held by Intracoastal.

(8)	Includes (i) 1,057,659 shares of common stock and (ii) warrants to purchase up to 1,425,200 shares of common stock.

(9)	Pursuant to the Schedule 13G filed by Ionic Ventures LLC, Brendan O’Neil and Keith Coulston on January 12, 2021 (the “Ionic Schedule 13G”), Brendan O’Neil and Keith Coulston share voting and dispositive power over the securities held by Ionic Ventures LLC.

(10)	Pursuant to the Iconic Schedule 13G, includes (i) 825,083 shares of common stock and (ii) warrants to purchase up to 412,542 shares of common stock.

(11)	The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be indirectly beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Armistice Capital and Steven Boyd disclaim beneficial ownership of the securities except to the extent of their respective pecuniary interests therein.

(12)	Includes (i) 621,975 shares of common stock and (ii) warrants to purchase up to 599,117 shares of common stock. Excludes warrants to purchase up to 2,438,858 shares of the Company’s common stock. The warrants contain an ownership limitation such that the holder may not exercise such warrants to the extent that such exercise would result in the holder’s beneficial ownership being in excess of 4.99% of the Company’s issued and outstanding common stock together with all shares owned by the holder and its affiliates.

(13)	Richard Abbe is the managing member of Iroquois Capital Investment Group LLC. Mr. Abbe has voting control and investment discretion over securities held by Iroquois Capital Investment Group LLC. As such, Mr. Abbe may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the shares held by Iroquois Capital Investment Group LLC. Iroquois Capital Management L.L.C. is the investment manager of Iroquois Master Fund, Ltd. Iroquois Capital Management, LLC has voting control and investment discretion over securities held by Iroquois Master Fund. As Managing Members of Iroquois Capital Management, LLC, Richard Abbe and Kimberly Page make voting and investment decisions on behalf of Iroquois Capital Management, LLC in their capacity as investment manager to Iroquois Master Fund Ltd. As a result of the foregoing, Mr. Abbe and Mrs. Page may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the shares held by Iroquois Capital Management and Iroquois Master Fund.

(14)	Includes (i) 911,392 shares of common stock held by Iroquois Master Fund Ltd. and (ii) 354,430 shares of common stock held by Iroquois Capital Investment Group LLC. Excludes (i) warrants to purchase up to 911,392 shares of common stock held by Iroquois Master Fund Ltd. and (ii) warrants to purchase up to 354,430 shares of common stock held by Iroquois Capital Investment Group LLC. The warrants contain an ownership limitation such that the holder may not exercise such warrants to the extent that such exercise would result in the holder’s beneficial ownership being in excess of 4.99% of the Company’s issued and outstanding common stock together with all shares owned by the holder and its affiliates.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2020, we believe that, except as set forth below, our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2020.

●	Anthony Hayes failed to report one transaction on time on a Form 4; and

●	AIkido Pharma Inc. (formerly known as Spherix Inc) failed to report 4 transactions on time on a Form 5.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information about our equity compensation plans as of December 31, 2020.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holder	689,212	$4.52	143,135
Equity compensation plans not approved by security holder	-	-	-
Total	689,212		143,135

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2021 ANNUAL MEETING OF SHAREHOLDERS

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than January 14, 2022, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. In the event the date of the 2022 Annual Meeting has been changed by more than 30 days from the date of the 2021 Annual Meeting, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2022 Annual Meeting must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2022 Annual Meeting.

Shareholders who intend to present a proposal at our 2022 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after February 24, 2022 but no later than March 26, 2022; provided, however, in the event that the 2022 Annual Meeting occurs on a date that is not within 25 days before or after the anniversary date of the 2021 Annual Meeting, notice of such proposal must be received by our Secretary no later than the close of business on the 10th day following the day on which such notice of the date of the 2022 Annual Meeting is mailed or public disclosure of the date of the 2022 Annual Meeting is made, whichever first occurs. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The SEC has adopted rules known as “householding” that permit companies and intermediaries (such as brokers) to deliver one set of proxy materials to multiple shareholders residing at the same address. This process enables us to reduce our printing and distribution costs, and reduce our environmental impact. Householding is available to both registered shareholders and beneficial owners of shares held in street name.

Registered Shareholders

If you are a registered shareholder and have consented to householding, then we will deliver or mail one Notice or set of our proxy materials, as applicable, for all registered shareholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to the Company’s Corporate Secretary by telephone at (646) 756-2997 or by mail at 1 Rockefeller Plaza, Suite 1039, New York, NY 10020. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report, proxy statement, or Notice to a shareholder at a shared address to which a single copy of the documents was delivered.

If you are a registered shareholder who has not consented to householding, then we will continue to deliver or mail Notices or copies of our proxy materials, as applicable, to each registered shareholder residing at the same address. You may elect to participate in householding and receive only one Notice or set of proxy materials, as applicable, for all registered shareholders residing at the same address by providing notice to the Company as described above.

Street Name Holders

Shareholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.

ANNUAL REPORT

This proxy statement is accompanied by our 2020 Annual Report on Form 10-K for the fiscal year ending December 31, 2020 which includes our audited financial statements. We have filed the 2020 Annual Report with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov and on our website at www.hoththerapeutics.com. In addition, upon written request to the Company’s Corporate Secretary at 1 Rockefeller Plaza, Suite 1039, New York, NY 10020, we will mail a paper copy of our 2020 Annual Report, including the financial statements and the financial statement schedules, to you free of charge.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the shareholders at the 2021 Annual Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the person named in the proxies or their substitutes. All shareholders are urged to complete, sign and return the proxy card.

Appendix A

HOTH THERAPEUTICS, INC.

2018 EQUITY INCENTIVE PLAN

EFFECTIVE AS OF MAY 4, 2018

SECTION 1. INTRODUCTION.

The Company’s Board of Directors adopted the Hoth Therapeutics, Inc. 2018 Equity Incentive Plan effective as of the Adoption Date subject to obtaining Company shareholder approval as provided in Section 15 below.

The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such Key Employees to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights, Restricted Stock Grants, Stock Units, Other Equity Awards and/or Cash Awards.

Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Award Agreement.

SECTION 2. DEFINITIONS. If a Participant’s employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) expressly includes defined terms that expressly are different from and/or conflict with the defined terms contained in this Plan then the defined terms contained in the employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) shall govern and shall supersede the definitions provided in this Plan.

(a) “Adoption Date” means May 4, 2018.

(b) “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(c) “Award” means any award of an Option, SAR, Restricted Stock Grant, Stock Unit, Other Equity Award or Cash Award under the Plan.

(d) “Award Agreement” means an agreement between the Company and a Participant evidencing the award of an Option, SAR, Restricted Stock Grant, Stock Unit, Other Equity Award or Cash Award as applicable.

(e) “Board” means the Board of Directors of the Company, as constituted from time to time.

(f) “Cash Award” means, a cash incentive opportunity awarded under this Plan and which is (i) payable only in cash and is (ii) not an Option, SAR, Restricted Stock Grant, Stock Unit or Other Equity Award.

(g) “Cashless Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law and in accordance with any procedures established by the Committee, an arrangement whereby payment of some or all of the aggregate Exercise Price may be made all or in part by delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company. Cashless Exercise may also be utilized to satisfy an Option’s tax withholding obligations as provided in Section 14(b).

(h) “Cause” means, with respect to a Participant, the occurrence of any of the following: (i) a conviction of a Participant for a felony crime or the failure of a Participant to contest prosecution for a felony crime, or (ii) a Participant’s misconduct, fraud, disloyalty or dishonesty (as such terms may be defined by the Committee in its sole discretion), or (iii) any unauthorized use or disclosure of confidential information or trade secrets by a Participant, or (iv) a Participant’s negligence, malfeasance, breach of fiduciary duties, neglect of duties, or (v) any material violation by a Participant of a written Company or Subsidiary or Affiliate policy or any material breach by a Participant of a written agreement with the Company or Subsidiary or Affiliate, or (vi) any other act or omission by a Participant that, in the opinion of the Committee, could reasonably be expected to adversely affect the Company’s or a Subsidiary’s or an Affiliate’s business, financial condition, prospects and/or reputation. In each of the foregoing subclauses (i) through (vi), whether or not a “Cause” event has occurred will be determined by the Committee in its sole discretion or, in the case of Participants who are directors or Officers or Section 16 Persons, the Board, each of whose determination shall be final, conclusive and binding. A Participant’s Service shall be deemed to have terminated for Cause if, after the Participant’s Service has terminated, facts and circumstances are discovered that would have justified a termination for Cause, including, without limitation, violation of material Company policies or breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant.

(i) “Change in Control” means the occurrence of any of the following:

(i) The consummation of an acquisition, a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such acquisition, merger, consolidation or other reorganization is owned by persons who in the aggregate owned less than 20% of the Company’s combined voting power represented by the Company’s outstanding securities immediately prior to such acquisition, merger, consolidation or other reorganization;

(ii) A sale of more than fifty percent (50%) of the outstanding shares of each class of capital stock of the Company to a person, entity or group other than a person, entity or group affiliated with the Company; or

(iii) The sale, transfer or other disposition of all or substantially all of the Company’s assets to a person, entity or group other than a person, entity or group affiliated with the Company.

A transaction shall not constitute a Change in Control if: (i) its principal purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions; or (ii) it is an equity financing primarily for capital raising purposes. In addition, an IPO shall not constitute a Change in Control. If the timing of payments provided under an Award Agreement is based on or triggered by a Change in Control then, to extent necessary to avoid violating Code Section 409A, a Change in Control must also constitute a Change in Control Event.

(j) “Change in Control Event” has the meaning provided to such term under Code Section 409A and the applicable regulations and guidance promulgated thereunder.

(k) “Charter” means the Company’s Amended and Restated Certificate of Incorporation, as amended as may be amended from time to time.

(l) “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

(m) “Committee” means a committee consisting of members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan. If no Committee has been appointed, the full Board shall constitute the Committee.

(n) “Common Stock” means the Company’s common stock (as defined in the Charter and with the rights and obligations provided under the Charter) and any other securities into which such shares are changed, for which such shares are exchanged or which may be issued in respect thereof.

(o) “Company” means Hoth Therapeutics, Inc., a Nevada corporation.

(p) “Consultant” means an individual (or entity) which performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee or Non-Employee Director.

(q) “Disability” means the following with respect to a Participant:

i. For all ISOs, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code;

ii. For all Awards which are considered nonqualified deferred compensation under Code Section 409A and for which payment can be made on account of the Participant’s disability, the disability of the Participant within the meaning of Section 409A of the Code; or

iii. For all other Awards, the Participant’s medically determinable physical or mental incapacitation such that for a continuous period of not less than twelve (12) months, the Participant is unable to engage in any substantial gainful activity or which can be expected to result in death.

Any question as to the existence of the Participant’s physical or mental incapacitation as to which the Participant or Participant’s representative and the Company cannot agree shall be determined in writing by a qualified independent physician selected by the Company. The physician’s determination of Disability shall be made in writing to the Company and the determination shall be final and conclusive for all purposes of the Participant’s Awards.

(r) “Employee” means any individual who is a common-law employee of the Company, or of a Parent, or of a Subsidiary or of an Affiliate.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable to a Participant upon exercise of such SAR.

(u) “Fair Market Value” means the market price of a Share, determined by the Committee as follows:

(i) If the Shares were traded on a stock exchange (such as the New York Stock Exchange, NYSE Amex, the NASDAQ Global Market or NASDAQ Capital Market) at the time of determination, then the Fair Market Value shall be equal to the regular session closing price for such stock as reported by such exchange (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, or if there were no sales on such date, on the last date preceding such date on which a closing price was reported;

(ii) If the Shares were traded on the OTC Markets at the time of determination, then the Fair Market Value shall be equal to the last-sale price reported by the OTC Markets for such date, or if there were no sales on such date, on the last date preceding such date on which a sale was reported; and

(iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith using a reasonable application of a reasonable valuation method as the Committee deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported by the applicable exchange or the OTC Markets, as applicable, or a nationally recognized publisher of stock prices or quotations (including an electronic on-line publication). Such determination shall be conclusive and binding on all persons.

(v) “Incentive Stock Option” or “ISO” means an incentive stock option described in Code section 422.

(w) “IPO” means an initial public offering by the Company of its equity securities pursuant to an effective registration statement filed with the SEC.

(x) “Key Employee” means an Employee, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

(y) “Net Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law, an arrangement pursuant to which the number of Shares issued to the Optionee in connection with the Optionee’s exercise of the Option will be reduced by the Company’s retention of a portion of such Shares. Upon such a net exercise of an Option, the Optionee will receive a net number of Shares that is equal to (i) the number of Shares as to which the Option is being exercised minus (ii) the quotient (rounded down to the nearest whole number) of the aggregate Exercise Price of the Shares being exercised divided by the Fair Market Value of a Share on the Option exercise date. The number of Shares covered by clause (ii) will be retained by the Company and not delivered to the Optionee. No fractional Shares will be created as a result of a Net Exercise and the Optionee must contemporaneously pay for any portion of the aggregate Exercise Price that is not covered by the Shares retained by the Company under clause (ii). The number of Shares delivered to the Optionee may be further reduced if Net Exercise is utilized under Section 14(b) to satisfy applicable tax withholding obligations.

(z) “Non-Employee Director” means a member of the Board who is not an Employee.

(aa) “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.

(bb) “Officer” means an individual who is an officer of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

(cc) “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares under the Plan as provided in Section 6.

(dd) “Optionee” means an individual, estate or other entity that holds an Option.

(ee) “Other Equity Award” means an award (other than an Option, SAR, Stock Unit, Restricted Stock Grant or Cash Award) which derives its value from the value of Shares and/or from increases in the value of Shares. Settlement of Other Equity Awards may be in the form of Shares and/or cash as determined by the Committee.

(ff) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the Adoption Date shall be considered a Parent commencing as of such date.

(gg) “Participant” means an individual or estate or other entity that holds an Award.

(hh) “Plan” means this 2018 Equity Incentive Plan as it may be amended from time to time.

(ii) “Re-Load Option” means a new Option or SAR that is automatically granted to a Participant as result of such Participant’s exercise of an Option or SAR.

(jj) “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs and/or outstanding Other Equity Awards for any Participant(s) in a manner described by SEC Regulation S-K Item 402(d)(2)(viii) (or as described in any successor provision(s) or definition(s)). For avoidance of doubt, Re-Price also includes any exchange of Options or SARs for other Awards or cash.

(kk)  “Restricted Stock Grant” means Shares awarded under the Plan as provided in Section 9.

(ll) “Restricted Stock Grant Agreement” means the agreement described in Section 9 evidencing each Award of a Restricted Stock Grant.

(mm) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(nn) “SAR Agreement” means the agreement described in Section 8 evidencing each Award of a Stock Appreciation Right.

(oo) “SEC” means the Securities and Exchange Commission.

(pp) “Section 16 Persons” means those Officers or directors or Non-Employee Directors or other persons who are subject to Section 16 of the Exchange Act.

(qq) “Securities Act” means the Securities Act of 1933, as amended.

(rr)   “Separation From Service” means a Participant’s separation from service with the Company within the meaning of Code Section 409A.

(ss)  “Service” means service as an Employee, Non-Employee Director or Consultant. Service will be deemed terminated as soon as the entity to which Service is being provided is no longer either (i) the Company, (ii) a Parent, (iii) a Subsidiary or (iv) an Affiliate. The Committee determines when Service commences and when Service terminates. The Committee may determine whether any Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in termination of Service for purposes of any affected Awards, and the Committee’s decision shall be final, conclusive and binding.

(tt)   “Share” means one share of Common Stock.

(uu) “Stock Appreciation Right or SAR” means a stock appreciation right awarded under the Plan as provided in Section 8.

(vv) “Stock Option Agreement” means the agreement described in Section 6 evidencing each Award of an Option.

(ww) “Stock Unit” means a bookkeeping entry representing the equivalent of one Share awarded under the Plan as provided in Section 10.

(xx)   “Stock Unit Agreement” means the agreement described in Section 10 evidencing each Award of Stock Units.

(yy) “Shareholder Approval Date” means the date that the Company’s shareholder approve this Plan.

(zz)   “Shareholders Agreement” means any applicable agreement between the Company’s shareholders and/or investors that provides certain rights and obligations for shareholders.

(aaa) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the Adoption Date shall be considered a Subsidiary commencing as of such date.

(bbb) “Termination Date” means the date on which a Participant’s Service terminates as determined by the Committee.

(ccc) “10-Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION.

(a) Committee Composition. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

Effective with the Shares being publicly traded or the Company being subject to the reporting requirements of the Exchange Act, with respect to Awards to Section 16 Persons, the Committee shall consist either (i) solely of two or more individuals who satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act or (ii) of the full Board. The Board may also appoint one or more separate committees of the Board, each composed of directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not Section 16 Persons, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards. To the extent permitted by applicable law, the Board may also appoint a committee, composed of one or more Officers of the Company, that may authorize Awards to Employees (who are not Section 16 Persons) within parameters specified by the Board and consistent with any limitations imposed by applicable law.

(b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include without limitation:

(i) selecting Key Employees who are to receive Awards under the Plan;

(ii) determining the type, number, vesting requirements, performance conditions (if any) and their degree of satisfaction, and other features and conditions of such Awards and amending such Awards;

(iii) correcting any defect, supplying any omission, or reconciling or clarifying any inconsistency in the Plan or any Award Agreement;

(iv) accelerating the vesting, or extending the post-termination exercise term, or waiving restrictions, of Awards at any time and under such terms and conditions as it deems appropriate;

(v) interpreting the Plan and any Award Agreements;

(vi) making all other decisions relating to the operation of the Plan; and

(vii) granting Awards to Key Employees who are foreign nationals on such terms and conditions different from those specified in the Plan, which may be necessary or desirable to foster and promote achievement of the purposes of the Plan, and adopting such modifications, procedures, and/or subplans (with any such subplans attached as appendices to the Plan) and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, or to meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, and/or comply with applicable foreign laws or regulations.

The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final, conclusive and binding on all persons. The Committee’s decisions and determinations need not be uniform and may be made selectively among Participants in the Committee’s sole discretion. The Committee’s decisions and determinations will be afforded the maximum deference provided by applicable law.

(c) Indemnification. To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, or any persons (including without limitation Employees and Officers) who are delegated by the Board or Committee to perform administrative functions in connection with the Plan, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Bylaws or Charter, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4. GENERAL.

(a) Eligibility. Only Employees, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

(b) Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied. If and to the extent that any Shares are issued under a portion of any Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an ISO notwithstanding any designation otherwise. Certain decisions, amendments, interpretations and actions by the Committee and certain actions by a Participant may cause an Option to cease to qualify as an ISO pursuant to the Code and by accepting an Option the Participant agrees in advance to such disqualifying action taken by either the Participant, the Committee or the Company.

(c) Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such Company policies, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under this Plan.

(d) Beneficiaries. A Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.

(e) Performance Conditions. The Committee may, in its discretion, include performance conditions in any Award.

(f) Shareholder Rights. A Participant, or a transferee of a Participant, shall have no rights as a shareholder (including without limitation voting rights or dividend or distribution rights) with respect to any Common Stock covered by an Award until such person becomes entitled to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Common Stock has been issued to the Participant. No adjustment shall be made for cash or stock dividends or other rights for which the record date is prior to the date when such Common Stock is issued, except as expressly provided in Section 11. The issuance of an Award may be subject to and conditioned upon the Participant’s agreement to become a party to a Shareholders Agreement and be bound by its terms.

(g) Buyout of Awards. The Committee may at any time offer to buy out, for a payment in cash or cash equivalents (including without limitation Shares issued at Fair Market Value that may or may not be issued under this Plan), an Award previously granted based upon such terms and conditions as the Committee shall establish.

(h) Termination of Service. Unless the applicable Award Agreement or employment agreement provides otherwise (and in such case, the Award Agreement or employment agreement shall govern as to the consequences of a termination of Service for such Awards), the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the term of the Option or SAR or Other Equity Award as applicable):

(i) if the Service of a Participant is terminated for Cause, then all Options, Cash Awards, Other Equity Awards, SARs, unvested portions of Stock Units and unvested portions of Restricted Stock Grants shall terminate and be forfeited immediately without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards);

(ii) if the Service of Participant is terminated due to the Participant’s death or Disability, then the vested portion of his/her then-outstanding Options/SARs/Other Equity Awards may be exercised by such Participant or his or her personal representative within six months after the Termination Date and all unvested portions of any outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards); and

(iii) if the Service of Participant is terminated for any reason other than for Cause or other than due to death or Disability, then the vested portion of his/her then-outstanding Options/SARs/Other Equity Awards may be exercised by such Participant within three months after the Termination Date and all unvested portions of any outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).

(i) Intentionally Omitted.

(j) Suspension or Termination of Awards. To the extent provided in an Award Agreement, if at any time (including after a notice of exercise has been delivered) the Committee (or the Board), reasonably believes that a Participant has committed an act of Cause (which includes a failure to act), the Committee (or Board) may suspend the Participant’s right to exercise any Option or SAR (or vesting of Restricted Stock Grants or Stock Units) pending a determination of whether there was in fact an act of Cause. To the extent provided in an Award Agreement, if the Committee (or the Board) determines a Participant has committed an act of Cause, neither the Participant nor his or her estate shall be entitled to exercise the outstanding Option or SAR whatsoever and the Participant’s outstanding Awards shall then terminate without consideration. Any determination by the Committee (or the Board) with respect to the foregoing shall be final, conclusive and binding on all interested parties.

(k) Code Section 409A. Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted hereunder are intended to comply with the requirements of Code Section 409A and shall be interpreted in a manner consistent with such intention. In the event that any provision of the Plan or an Award Agreement is determined by the Committee to not comply with the applicable requirements of Code Section 409A or the Treasury Regulations or other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements (including without limitation, after the grant date of an Award, increasing the Exercise Price to equal what was the Fair Market Value on the grant date of the Award). Each payment to a Participant made pursuant to this Plan shall be considered a separate payment and not one of a series of payments for purposes of Code Section 409A. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if upon a Participant’s Separation From Service he/she is then a “specified employee” (as defined in Code Section 409A), then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such Separation From Service under this Plan until the earlier of (i) the first (1st) business day of the seventh (7th) month following the Participant’s Separation From Service, or (ii) ten (10) days after the Company receives written confirmation of the Participant’s death. Any such delayed payments shall be made without interest. While it is intended that all payments and benefits provided under this Plan will be exempt from or comply with Code Section 409A, the Company makes no representation or covenant to ensure that the Awards and payments under this Plan are exempt from or compliant with Code Section 409A. The Company will have no liability to any Participant or any other party if a payment or benefit under this Plan or any Award is challenged by any taxing authority or is ultimately determined not to be exempt or compliant. Each Participant further understands and agrees that each Participant will be entirely responsible for any and all taxes on any benefits payable to the Participant as a result of this Plan or any Award. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or for any damages for failing to comply with Code Section 409A.

(l) Electronic Communications. Subject to compliance with applicable law and/or regulations, an Award Agreement or other documentation or notices relating to the Plan and/or Awards may be communicated to Participants by electronic media.

(m) Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.

(n) Liability of Company Plan. The Company (or members of the Board or Committee) shall not be liable to a Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence or any tax consequence expected, but not realized, by any Participant or other person due to the grant, receipt, exercise or settlement of any Award granted under this Plan.

(o) Reformation. In the event any provision of this Plan shall be held illegal or invalid for any reason, such provisions will be reformed by the Board if possible and to the extent needed in order to be held legal and valid. If it is not possible to reform the illegal or invalid provisions then the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(p) Successor Provision. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Adoption Date and including any successor provisions.

(q) Governing Law. This Plan, and (unless otherwise provided in the Award Agreement) all Awards, shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

(r) No Re-Pricing of Options or SARs or Other Equity Awards or Award of Re-Load Options.

Notwithstanding anything to the contrary, (i) outstanding Options or SARs or Other Equity Awards may not be Re-Priced and (ii) Re-Load Options may not be awarded, in each case without the approval of Company shareholders. Moreover, any amendment to the Plan or any Award Agreement that results in the Re-Pricing of an Option or SAR or Other Equity Award issued under the Plan shall not be effective without prior approval of the shareholders of the Company. For this purpose, repricing includes a reduction in the Exercise Price of an Option or a SAR or the cancellation of an Option or SAR in exchange for cash, Options or SARs or Other Equity Award with an Exercise Price less than the Exercise Price of the cancelled Option or SAR, other Awards under the Plan or any other consideration provided by the Company.

(s) Other Awards. The Committee may in its discretion issue Other Equity Awards and/or Cash Awards to Key Employees. The terms and conditions of any such Awards shall be evidenced by an Award Agreement between the Participant and the Company.

(t) Intentionally Omitted.

(u) Deferral Elections. The Committee may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn out or vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including the possible (a) payment or crediting of reasonable interest on such deferred amounts credited in cash, and (b) the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Company and the Committee shall not be responsible to any person in the event that the payment deferral does not result in deferral of income for tax purposes.

(v) Payment of Non-Employee Director Cash Fees with Equity Awards. If the Board affirmatively decides to authorize such a process, each Non-Employee Director may elect to receive a Restricted Stock Grant (or Stock Units or Other Equity Awards) issued under the Plan in lieu of payment of all or a portion of his or her annual cash retainer and/or any other cash fees including without limitation meeting fees, committee service fees and participation fees. Any such elections made by a Non-Employee Director shall be effected no later than the time permitted by applicable law and in accordance with the Company’s insider trading policies and/or other policies. The aggregate grant date fair market value of any Restricted Stock Grants or Stock Units or Other Equity Awards issued pursuant to this Section 4(v) is intended to be equivalent to the value of the foregone cash fees. Any cash fees not elected to be received as a Restricted Stock Grant or Stock Units or Other Equity Awards shall be payable in cash in accordance with the Company’s standard payment procedures. The Board in its discretion shall determine the terms, conditions and procedures for implementing this Section 4(v) and may also modify or terminate its operation at any time.

SECTION 5. SHARES SUBJECT TO PLAN AND SHARE LIMITS.

(a) Basic Limitations and Evergreen Share Reserve Increase.

(i) The Common Stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. Subject to adjustment as provided in Section 11, the maximum aggregate number of Shares that may be issued:

(A) under the Plan shall not exceed 1,000,000 Shares (the “Share Limit”); and

(B) pursuant to the exercise of ISOs granted under this Plan shall not exceed 1,000,000 Shares (the “ISO Limit”).

(ii) Notwithstanding Section 5(a)(i) hereof, on the first day of each fiscal year commencing on January 1, 2019, the Share Limit and the ISO Limit shall automatically be increased by that number of shares equal to the lowest of:

(A) 250,000 shares of our Common Stock;

(B) 5% of the number of shares of our Common Stock outstanding as of such date; and

(C) an amount determined by the Committee.

(b) Share Accounting. This Section 5(b) describes the Share accounting process for Awards issued under the Plan with respect to the Share Limit and ISO Limit.

(i) There shall be counted against the numerical limitations in Section 5(a) the gross number of Shares subject to issuance upon exercise or used for determining payment or settlement of Awards. The below clauses (ii), (iii), (iv), (v) and (vi) of this Section 5(b) seek to clarify the intent of the foregoing sentence. The Shares issued (or settled) under an Award will be counted against the Share Limit (and ISO Limit if the Award is an ISO) at the time(s) of exercise or settlement of the Award. For avoidance of doubt, Shares that are withheld as payment for the Award’s Exercise Price or applicable withholding taxes shall be counted against the Share Limit (and ISO Limit if the Award is an ISO).

(ii) For avoidance of doubt, each Share issued (or settled or exercised) under any Award shall be counted against the Share Limit as one Share.

(iii) For avoidance of doubt, whether or not a SAR is settled with any Shares, the gross number of Shares subject to the exercise and which are used for determining the benefit payable under such SAR shall be counted against the Share Limit, regardless of the number of Shares actually used to settle the SAR upon such exercise.

(iv) For avoidance of doubt, to the extent an Option is exercised via a Cashless Exercise or Net Exercise or is not otherwise fully settled with Shares, then the gross number of Shares subject to the exercise and which are used for determining the benefit payable under such Option shall be counted against the Share Limit (and shall also count against the ISO Limit if the Option being exercised is an ISO), regardless of the number of Shares actually issued to the Participant upon such exercise.

(v) If any portion of an Award is forfeited, terminated without consideration, or expires unexercised, (collectively, “Forfeited Shares”), the gross number of such Forfeited Shares shall again be available for Awards under the Plan and shall not be counted against the Share Limit or ISO Limit.

(vi) For avoidance of doubt, if any Awards are settled or paid in cash in lieu of stock and/or are exchanged for other Awards (collectively, “Settled Shares”), the gross number of such Settled Shares shall be counted against the Share Limit (and ISO Limit if the Award is an ISO).

(c) Substitute Awards. Any Substitute Awards including without limitation any Shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by another entity (as provided below) shall not be counted toward the Share Limit or ISO Limit. Substitute Awards shall not count toward the Share Limit, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in Section 5(b) above. Additionally, in the event that a company acquired by the Company or any Parent or any Subsidiary or any Affiliate or with which the Company or any Parent or any Subsidiary or any Affiliate combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not count toward the Share Limit; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Board members prior to such acquisition or combination.

(d) Dividend Equivalents. Any dividend equivalents distributed under the Plan in the form of Shares shall be counted against the Share Limit (with each Share that is distributed counting as one Share against the Share Limit). Dividend equivalents will not be paid (or accrue) on unexercised Options or unexercised SARs.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each Award of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any performance conditions). The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall also specify whether the Option is an ISO and if not specified then the Option shall be an NSO.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. Except with respect to (i) outstanding stock options being assumed or (ii) Options being granted in exchange for cancellation of options granted by another issuer as provided under Section 6(e) or (iii) an NSO granted with a per share Exercise Price that is less than the per Share Fair Market Value on the date of Award and further provided that the Committee expressly acknowledges in its granting resolutions its awareness that such Option may be subject to the requirements of Code Section 409A, the Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders in the case of ISOs) of a Share on the date of Award.

(d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become vested and/or exercisable. The Stock Option Agreement shall also specify the term of the Option; provided, however that the term of an Option shall in no event exceed ten (10) years from the date of Award. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. No Option can be exercised after the expiration date specified in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Disability or retirement or other events. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested (an “early exercise”), subject to the Company’s right of repurchase at the original Exercise Price of any Shares acquired under the unvested portion of the Option which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option and the Committee may specify a minimum number of Shares that must be purchased in any one Option exercise.

(e) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding stock options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. No modification of an Option shall, without the consent of the Optionee, impair his or her rights or increase his or her obligations under such Option.

(f) Assignment or Transfer of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by Optionee or by the guardian or legal representative of the Optionee. Except as otherwise provided in the applicable Stock Option Agreement, no Option or interest therein may be subject to a short position nor may any Option or interest therein be gifted, transferred, assigned, alienated, pledged, hypothecated, attached, sold, or encumbered by the Optionee during his/her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 7. PAYMENT FOR OPTION SHARES.

(a) General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash (or check) at the time when such Shares are purchased by the Optionee, except as follows and if so provided for in an applicable Stock Option Agreement:

(i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

(ii) In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this Section 7.

(b) Surrender of Stock. To the extent that the Committee makes this Section 7(b) applicable to an Option in a Stock Option Agreement, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(c) Cashless Exercise. To the extent that the Committee makes this Section 7(c) applicable to an Option in a Stock Option Agreement, payment for all or a part of the Exercise Price may be made through Cashless Exercise.

(d) Net Exercise. To the extent that the Committee makes this Section 7(d) applicable to an Option in a Stock Option Agreement, payment for all or a part of the Exercise Price may be made through Net Exercise.

(e) Other Forms of Payment. To the extent that the Committee makes this Section 7(e) applicable to an Option in a Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

SECTION 8. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each Award of a SAR under the Plan shall be evidenced by a SAR Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any performance conditions). A SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s other compensation.

(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and is subject to adjustment of such number in accordance with Section 11.

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding. Except with respect to outstanding stock appreciation rights being assumed or SARs being granted in exchange for cancellation of stock appreciation rights granted by another issuer as provided under Section 8(f), the Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the date of Award.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR which shall not exceed ten (10) years from the date of Award. No SAR can be exercised after the expiration date specified in the applicable SAR Agreement. A SAR Agreement may provide for accelerated exercisability in the event of the Participant’s death, or Disability or other events. SARs may be awarded in combination with Options or other Awards, and such an Award may provide that the SARs will not be exercisable unless the related Options or other Awards are forfeited. A SAR may be included in an ISO only at the time of Award but may be included in an NSO at the time of Award or at any subsequent time, but not later than six (6) months before the expiration of such NSO. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR may automatically be deemed to be exercised as of such date with respect to such portion to the extent so provided in the applicable SAR agreement. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price of the Shares.

(f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. No modification of a SAR shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such SAR.

(g) Assignment or Transfer of SARs. Except as otherwise provided in the applicable SAR Agreement and then only to the extent permitted by applicable law, no SAR shall be transferable by the Participant other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable SAR Agreement, a SAR may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant. No SAR or interest therein may be transferred, assigned, alienated, pledged, hypothecated, attached, sold, or encumbered by the Participant during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 9. TERMS AND CONDITIONS FOR RESTRICTED STOCK GRANTS.

(a) Restricted Stock Grant Agreement. Each Restricted Stock Grant awarded under the Plan shall be evidenced by a Restricted Stock Grant Agreement between the Participant and the Company. Each Restricted Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any performance conditions). The provisions of the Restricted Stock Grant Agreements entered into under the Plan need not be identical.

(b) Number of Shares and Payment. Each Restricted Stock Grant Agreement shall specify the number of Shares to which the Restricted Stock Grant pertains and is subject to adjustment of such number in accordance with Section 11. Restricted Stock Grants may be issued with or without cash consideration under the Plan.

(c) Vesting Conditions. Each Restricted Stock Grant may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Grant Agreement. A Restricted Stock Grant Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

(d) Voting and Dividend Rights. The holder of a Restricted Stock Grant (irrespective of whether the Shares subject to the Restricted Stock Grant are vested or unvested) awarded under the Plan shall have the same voting, dividend and other rights as other holders of Common Stock. However, any dividends received on Shares that are unvested (whether such dividends are in the form of cash or Shares) may be subject to the same vesting conditions and restrictions as the Restricted Stock Grant with respect to which the dividends were paid. Such additional Shares issued as dividends that are subject to the Restricted Stock Grant shall not reduce the number of Shares available for issuance under Section 5.

(e) Modification or Assumption of Restricted Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding Restricted Stock Grants or may accept the cancellation of outstanding Restricted Stock Grants (including stock granted by another issuer) in return for the grant of new Restricted Stock Grants for the same or a different number of Shares. No modification of a Restricted Stock Grant shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Restricted Stock Grant.

(f) Assignment or Transfer of Restricted Stock Grants. Except as provided in Section 14, or in a Restricted Stock Grant Agreement, or as required by applicable law, a Restricted Stock Grant awarded under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 9(f) shall be void. However, this Section 9(f) shall not preclude a Participant from designating a beneficiary pursuant to Section 4(d) nor shall it preclude a transfer of Restricted Stock Grant Awards by will or pursuant to Section 4(d).

SECTION 10. TERMS AND CONDITIONS FOR STOCK UNITS.

(a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any performance conditions). The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b) Number of Shares and Payment. Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit Award pertains and is subject to adjustment of such number in accordance with Section 11. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash or Common Stock dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to vesting of the Stock Units, any dividend equivalents accrued on such unvested Stock Units may be subject to the same vesting conditions and restrictions as the Stock Units to which they attach.

(e) Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Units or may accept the cancellation of outstanding Stock Units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. No modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Stock Unit.

(f) Assignment or Transfer of Stock Units. Except as provided in Section 14, or in a Stock Unit Agreement, or as required by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 10(f) shall be void. However, this Section 10(f) shall not preclude a Participant from designating a beneficiary pursuant to Section 4(d) nor shall it preclude a transfer of Stock Units pursuant to Section 4(d).

(g) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Except as otherwise provided in a Stock Unit Agreement or a timely completed deferral election, vested Stock Units shall be settled within thirty (30) days after vesting. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to a later specified date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

(h) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. ADJUSTMENTS.

(a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a stock split, a reverse stock split, a reclassification or other distribution of the Shares without the receipt of consideration by the Company, of or on the Common Stock, a recapitalization, a combination, a spin-off or a similar occurrence, the Committee shall make equitable and proportionate adjustments to:

(i) the Share Limit and ISO Limit specified in Section 5(a);

(ii) the number and kind of securities available for Awards (and which can be issued as ISOs) under Section 5;

(iii) the number and kind of securities covered by each outstanding Award;

(iv) the Exercise Price under each outstanding Option and SAR and Other Equity Award; and

(v) the number and kind of outstanding securities issued under the Plan.

(b) Participant Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 11, a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

(c) Fractional Shares. Any adjustment of Shares pursuant to this Section 11 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares. To the extent permitted by applicable law, no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 12. EFFECT OF A CHANGE IN CONTROL.

(a) Merger or Reorganization. In the event that there is a Change in Control and/or the Company is a party to a merger or acquisition or reorganization or Change in Control Event or similar transaction, outstanding Awards shall be subject to the merger agreement or other applicable transaction agreement. Such agreement may provide, without limitation, that subject to the consummation of the applicable transaction, for the assumption (or substitution) of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, or for the mandatory exercise or conversion of Awards into Shares and/or cash whether by Net Exercise or otherwise, in all cases without the consent of the Participant.

(b) Acceleration of Vesting. In the event that a Change in Control occurs and there is no assumption, substitution or continuation of Awards pursuant to Section 12(a), the Committee in its discretion may provide that some or all Awards shall vest and become exercisable in connection with such Change in Control. For avoidance of doubt, “substitution” includes, without limitation, an Award being replaced by a cash award that provides an equivalent intrinsic value (wherein intrinsic value equals the difference between the market value of a share and any exercise price). The Committee may also in its discretion include in an Award Agreement a requirement that, under certain circumstances, acceleration of vesting (or compensation payable) with respect to such Award shall be reduced (or eliminated) to the extent that such reduction (or elimination) would, after taking into account any other payments in the nature of compensation to which the Participant would have a right to receive from the Company and any other person contingent upon the occurrence of a Change in Control, prevent the occurrence of a “parachute payment” as defined under Code Section 280G.

SECTION 13. LIMITATIONS ON RIGHTS.

(a) Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain in Service as an Employee, Consultant, or Non-Employee Director of the Company, a Parent, a Subsidiary or an Affiliate or to receive any future Awards under the Plan. he Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Bylaws and Charter and a written employment agreement (if any).

(b) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

(c) Dissolution. To the extent not previously exercised or settled, all Options, SARs, Stock Units, Cash Awards, Other Equity Awards and unvested Restricted Stock Grants shall terminate immediately prior to the dissolution or liquidation of the Company and shall be forfeited to the Company without consideration (except for repayment of any amounts a Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).

(d) Clawback Policy. The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a Participant and (iii) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with Company policies and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with the Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by the Company’s Clawback Policy which may be amended from time to time by the Company in its discretion (including without limitation to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Awards may be unilaterally amended by the Company to the extent needed to comply with the Clawback Policy.

SECTION 14. WITHHOLDING TAXES.

(a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(b) Share Withholding. The Committee in its discretion may permit or require a Participant to satisfy all or part of his or her withholding tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired (or by stock attestation). Such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value as of the previous day. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC. The Committee may also, in its discretion, permit or require a Participant to satisfy withholding tax obligations related to an Award through a sale of Shares underlying the Award or, in the case of Options, through Net Exercise or Cashless Exercise. The number of Shares that are withheld from an Award pursuant to this section may also be limited by the Committee, to the extent necessary, to avoid liability-classification of the Award (or other adverse accounting treatment) under applicable financial accounting rules including without limitation by requiring that no amount may be withheld which is in excess of the applicable maximum statutory withholding rates. The Committee, in its discretion, may permit other forms of payment of applicable tax withholding.

SECTION 15. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, is effective on the Adoption Date. The Plan shall terminate on the day before the tenth (10th) anniversary of the Adoption Date and may be terminated on any earlier date pursuant to this Section 15. This Plan will not in any way affect outstanding awards that were issued under any other Company equity compensation plans.

(b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules. In addition, no such amendment or termination (or amendment of an executed Award Agreement) shall be made which would materially impair the rights of any Participant, without such Participant’s written consent, under any then-outstanding Award. In the event of any conflict in terms between the Plan and any Award Agreement, the terms of the Plan shall prevail and govern.

SECTION 16. EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its duly authorized Officer to execute this Plan on behalf of the Company.

HOTH THERAPEUTICS, INC.

By:	/s/ Robb Knie
Name: Robb Knie
Title: Chief Executive Officer

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 23, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HOTH THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3:

1. Election of Directors to be elected for terms expiring in 2022:

Nominees:	**For**	**Against**	**Abstain**
1a. Robb Knie	☐	☐	☐
1b. Vadim Mats	☐	☐	☐
1c. David Sarnoff	☐	☐	☐
1d. Graig Springer	☐	☐	☐
1e. Wayne Linsley	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Ratify the appointment of WithumSmith+Brown, PC as the company's independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐
3. Approve an amendment to the Hoth Therapeutics, Inc. 2018 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder to 3,671,926 shares from 1,671,926 shares.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

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HOTH THERAPEUTICS, INC.
Annual Meeting of Shareholders
June 24, 2021
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Robb Knie with power of substitution, as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the other side, all the shares of Hoth Therapeutics, Inc.'s common stock which the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the 2021 Annual Meeting of Shareholders of the company to be held June 24, 2021 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXY WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on the reverse side

Your **Vote** Counts!

HOTH THERAPEUTICS, INC.

2021 Annual Meeting
Vote by June 23, 2021
11:59 PM ET

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You invested in HOTH THERAPEUTICS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 24, 2021.**

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 10, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

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Vote Virtually at the Meeting*

June 24, 2021
12:00 p.m. Eastern time

Virtually at:
www.virtualshareholdermeeting.com/HOTH2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors to be elected for terms expiring in 2022: **Nominees:**	
1a. Robb Knie	For
1b. Vadim Mats	For
1c. David Sarnoff	For
1d. Graig Springer	For
1e. Wayne Linsley	For
2. Ratify the appointment of WithumSmith+Brown, PC as the company's independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
3. Approve an amendment to the Hoth Therapeutics, Inc. 2018 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder to 3,671,926 shares from 1,671,926 shares.	For

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